As filed with the Securities and Exchange Commission on April 28, 1999
                                                        ------------------------
                                                     Registration No. 333 -26209
                                                                      811 -08197

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

--------------------------------------------------------------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No.
                                                   -----

                       Post-Effective Amendment No.   2
                                                    -----

                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940  [X]

                              Amendment No.    3
                                            ------

                      PFL LIFE VARIABLE ANNUITY ACCOUNT A
                      -----------------------------------
                           (Exact Name of Registrant)

                           PFL LIFE INSURANCE COMPANY
                           --------------------------
                              (Name of Depositor)

            4333 Edgewood Road N.E., Cedar Rapids, Iowa  52499-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code

                                 (319) 297-8468

                             Frank A. Camp, Esquire
                           PFL Life Insurance Company
                            4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa  52499-0001
                    (Name and Address of Agent for Service)

                                    Copy to:

                         Frederick R. Bellamy, Esquire
                     Sutherland, Asbill and Brennan L.L.P.
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404

Title of Securities Being Registered:
Flexible Premium Variable Annuity Policies


It is proposed that this filing will become effective:

_______   immediately upon filing pursuant to paragraph (b) of Rule 485

   X      on May 1, 1999 pursuant to paragraph (b) of Rule 485
-------

_______   60 days after filing pursuant to paragraph (a)(i) of Rule 485

_______   on __________ pursuant to paragraph (a)(i) of Rule 485

_______   75 days after filing pursuant to paragraph (a)(ii)

_______   on __________ pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             CROSS REFERENCE SHEET
                              Pursuant to Rule 495

                  Showing Location in Part A (Prospectus) and
                  Part B (Statement of Additional Information)
         of Registration Statement of Information Required by Form N-4
         -------------------------------------------------------------

                                     PART A
                                     ------

Item of Form N-4                               Prospectus Caption
----------------                               ------------------
 1.  Cover Page............................... Cover Page

 2.  Definitions.............................. Glossary of Terms

 3.  Synopsis................................. Summary; Fee Table

 4.  Condensed Financial Information.......... Financial Information

 5.  General Description of Registrant,
     Depositor and Portfolio Companies
      (a)  Depositor.......................... PFL Life Insurance Company
      (b)  Registrant......................... The Separate Account
      (c)  Portfolio Company.................. The Separate Account
      (d)  Fund Prospectus.................... Underlying Funds
      (e)  Voting Rights...................... Voting Rights

 6.  Deductions and Expenses
      (a)  General............................ Expenses
      (b)  Sales Load %....................... Surrender Charge
      (c)  Special Purchase Plan.............. N/A
      (d)  Commissions........................ Distribution of the Policies
      (e)  Expenses - Registrant.............. N/A
      (f)  Fund Expenses...................... Portfolio Management Fees
      (g)  Organizational Expenses............ N/A

 7.  Policies
      (a)  Persons with Rights................ The Annuity Policy; Annuity
                                               Payment Option; Annuity
                                               Payments; Ownership Voting
                                               Rights

      (b)  (i)  Allocation of Premium
                Payments...................... Allocation of Premium Payments
           (ii) Transfers..................... Transfers
           (iii)Exchanges..................... N/A

      (c)  Changes............................ Policy Value; Annuity Payment
                                               Options; Allocation of Premium
                                               Payments; Ownership


      (d)  Inquiries.......................... Summary

 8.   Annuity Period.......................... Annuity Payments

 9.   Death Benefit........................... Family Protection Feature

10.   Purchases and Contract Value
      (a)  Purchases.......................... Purchase
      (b)  Valuation.......................... Policy Value
      (c)  Daily Calculation.................. The Mutual Fund Account Value
      (d)  Underwriter........................ Distribution of the Policies

11.   Redemptions
      (a)  By Owners.......................... Surrender Charges
           By Annuitant....................... N/A
      (b)  Texas ORP.......................... Restrictions Under the Texas
           ................................... Optional Retirement Program
      (c)  Check Delay........................ Annuity Payments
      (d)  Lapse.............................. N/A
      (e)  Free Look.......................... Summary

12.   Taxes................................... Taxes

13.   Legal Proceedings....................... Legal Proceedings

14.   Table of Contents for the
      Statement of
      Additional Information.................. Table of Contents of the
                                               Statement of Additional
                                               Information


                                     PART B
                                     ------


Item of Form N-4                                  Statement of Additional
----------------                                    Information Caption
                                                    -------------------

15.   Cover Page.............................. Cover Page

16.   Table of Contents....................... Table of Contents

17.   General Information
      and History............................. (Prospectus) PFL Life Insurance
           ................................... Company

18.   Services
      (a)  Fees and Expenses
           of Registrant...................... N/A
      (b)  Management Policies................ N/A
      (c)  Custodian.......................... Custody of Assets


           Independent
           Auditors........................... Independent Auditors
      (d)  Assets of Registrant............... Custody of Assets
      (e)  Affiliated Person.................. N/A
      (f)  Principal Underwriter.............. Distribution of the Policies

19.   Purchase of Securities
      Being Offered........................... Distribution of the Policies
      Offering Sales Load..................... N/A

20.   Underwriters............................ Distribution of the Policies;
           ................................... (also Prospectus)

21.   Calculation of Performance
      Data.................................... Historical Performance Data

22.   Annuity Payments........................ (Prospectus) Annuity Payment
                                               Options

23.   Financial Statements.................... Financial Statements



                          PART C -- OTHER INFORMATION
                          ---------------------------

Item of Form N-4                                     Part C Caption
----------------                                     --------------

24.   Financial Statements
      and Exhibits
      (a)  Financial Statements............... Financial Statements
      (b)  Exhibits........................... Exhibits

25.   Directors and Officers of
      the Depositor........................... Directors and Officers of the
                                               Depositor

26.   Persons Controlled By or Under
      Common Control with the
      Depositor or Registrant................. Persons Controlled By or Under
Common........................................    Control with the Depositor or
Registrant

27.   Number of Contractowners................ Number of Contractowners

28.   Indemnification......................... Indemnification

29.   Principal Underwriters.................. Principal Underwriters

30.   Location of Accounts
      and Records............................. Location of Accounts and Records

31.   Management Services..................... Management Services

32.   Undertakings............................ Undertakings

      Signature Page.......................... Signature Page

                                                                      THE ATLAS
                                             PORTFOLIO BUILDER VARIABLE ANNUITY
                                                                 Issued Through
                                                      PFL LIFE VARIABLE ANNUITY
                                                                      ACCOUNT A
                                                                             by
                                                     PFL LIFE INSURANCE COMPANY

Prospectus-- May 1, 1999
This prospectus and the mutual fund prospectuses give you important information about the policy and the mutual funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Atlas Portfolio Builder Variable Annuity Policy, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 1999. Please call Atlas Securities Inc. (Atlas) at (800) 933-2852 or write to 794 Davis Street, PO Box 1894, San Leandro, CA 94577. You may also write PFL Life Insurance Company (PFL) at: PFL Life Insurance Company, Financial Markets Division, Variable Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

[ATLAS PINBUG INSERTED HERE]


The annuity policy has many investment choices. There is a fixed account, which offers interest at rates that are guaranteed by PFL, and fifteen mutual fund portfolios offered by the underlying funds listed below. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the mutual fund portfolios.

Atlas Insurance Trust
Managed by Atlas Advisers, Inc.:
 Atlas Balanced Growth Portfolio

Dreyfus Variable Investment Fund
Managed by The Dreyfus Corporation:
 Dreyfus--Capital Appreciation Portfolio
 Dreyfus--Disciplined Stock Portfolio
 Dreyfus--Growth and Income Portfolio
 Dreyfus--Quality Bond Portfolio
 Dreyfus--Small Cap Portfolio

Endeavor Series Trust
Subadvised by The Dreyfus Corporation:
 Dreyfus Small Cap Value Portfolio
Subadvised by T. Rowe Price Associates, Inc.:
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price Growth Stock Portfolio
Subadvised by OpCap Advisors:
 Endeavor Value Equity Portfolio

Federated Insurance Series
Managed by Federated Advisers:
 Federated High Income Bond Fund II
 Federated Utility Fund II

WRL Series Fund, Inc.
Subadvised by Janus Capital Corporation:
 WRL Janus Global
 WRL Janus Growth
Subadvised by Van Kampen Asset Management Inc.:
 WRL VKAM Emerging Growth

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS                                                           Page

GLOSSARY OF TERMS...........................................................   3

SUMMARY.....................................................................   4

ANNUITY POLICY FEE TABLE....................................................   7

EXAMPLES....................................................................   9

1.THE ANNUITY POLICY........................................................  10

2. ANNUITY PAYMENTS (THE INCOME PHASE)......................................  10
  Annuity Payment Options...................................................  10

3.PURCHASE..................................................................  12
  Policy Issue Requirements.................................................  12
  Premium Payments..........................................................  12
  Initial Premium Requirements..............................................  12
  Additional Premium Payments...............................................  12
  Allocation of Premium Payments............................................  12
  Policy Value..............................................................  12

4.INVESTMENT CHOICES........................................................  12
  The Separate Account......................................................  12
  The Fixed Account.........................................................  13
  Transfers.................................................................  14
  Dollar Cost Averaging Program.............................................  14
  Asset Rebalancing.........................................................  14
  Telephone Transactions....................................................  15

5.EXPENSES..................................................................  15
  Surrender Charges.........................................................  15
  Mortality and Expense Risk Fee............................................  16
  Administrative Charges....................................................  16
  Premium Taxes.............................................................  16
  Federal, State and Local Taxes............................................  16
  Transfer Fee..............................................................  16
  Portfolio Management Fees.................................................  16

6.TAXES.....................................................................  16
  Annuity Policies in General...............................................  16
  Qualified and Nonqualified Policies.......................................  17
  Withdrawals--Nonqualified Policies........................................  17
  Withdrawals--Qualified Policies...........................................  17
  Withdrawals--403(b) Policies..............................................  18
  Diversification and Distribution Requirements.............................  18

                                                                            Page

  Taxation of Death Benefit Proceeds........................................  18
  Annuity Payments..........................................................  18
  Transfers, Assignments or Exchanges of Policies...........................  19
  Possible Tax Law Changes..................................................  19

7.ACCESS TO YOUR MONEY......................................................  19
  Surrenders................................................................  19
  Delay of Payment and Transfers............................................  19
  Excess Interest Adjustment................................................  19
  Systematic Payout Option..................................................  20
  Nursing Care and Terminal Condition Withdrawal Option.....................  20

8.PERFORMANCE...............................................................  20

9.FAMILY PROTECTION FEATURE.................................................  20
  When We Pay A Death Benefit...............................................  21
  When We Do Not Pay A Death Benefit........................................  21
  Amount of Death Benefit...................................................  21
  Guaranteed Minimum Death Benefit..........................................  22
  Adjusted Partial Withdrawal...............................................  22

10.OTHER INFORMATION........................................................  22
  Ownership.................................................................  22
  Assignment................................................................  22
  PFL Life Insurance Company................................................  22
  The Separate Account......................................................  23
  Mixed and Shared Funding..................................................  23
  Reinstatements............................................................  23
  Voting Rights.............................................................  23
  Distributor of the Policies...............................................  24
  Non-participating Policy..................................................  24
  Variations in Policy Provisions...........................................  24
  Year 2000 Matters.........................................................  24
  Insurance Marketplace Standards Association...............................  25
  Legal Proceedings.........................................................  25
  Financial Statements......................................................  25

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................  25

APPENDIX A
Condensed Financial Information.............................................  26

APPENDIX B
Historical Performance Data.................................................  27

GLOSSARY OF TERMS

Accumulation Unit--An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Partial Withdrawal--The adjusted partial withdrawal is:

 . the gross partial withdrawal, [gross partial withdrawal = requested withdrawal -excess interest adjustment + surrender charges on (excess partial withdrawal -excess interest adjustment)]; multiplied by

 . the adjustment factor, which is the current death benefit prior to withdrawal divided by the current policy value prior to withdrawal.

Annuitant--The person entitled to receive annuity payments after the annuity commencement date and during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date--The date upon which annuity payments are to commence. This date may be any date at least thirty days after the policy date and may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the month following the month in which the annuitant attains age 95.

Annuity Payment Option--A method of receiving a stream of annuity payments selected by the owner.

Cash Value--The policy value, increased or decreased by an excess interest adjustment, less the surrender charge, if any.

Cumulative Free Percentage--The percentage (as applied to the cumulative premium payments) which is available to the owner free of any surrender charge.

Excess Interest Adjustment--An adjustment that can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments from the guaranteed period options of the fixed account. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by or an amount was transferred to the guaranteed period option.

Fixed Account--One or more investment choices under the policy that are part of the general assets of PFL and are not in the separate account.

Guaranteed Period Options--The various guaranteed interest rate periods of the fixed account which may be offered by PFL and into which premium payments may be paid or amounts transferred.

One Year Fixed Option--An account in the fixed account into or from which premium payments may be paid or amounts transferred, and which may be used for dollar cost averaging, asset rebalancing, other transfers and partial withdrawals.

Owner--The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Date--The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value--On or before the annuity commencement date, the policy value is equal to the owner's:

 .  premium payments; minus

 . partial withdrawals (including any applicable excess interest adjustment and surrender charges on such withdrawals); plus

 .  partial interest credited in the fixed account; plus or minus

 .  accumulated gains or losses in the separate account; minus

 .  any applicable premium or other taxes and transfer fees, if any.

Separate Account--The PFL Life Variable Annuity Account A, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, (the "1940 Act"), as amended, to which premium payments under the policies may be allocated.

Subaccount--A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

    Note: The Statement of Additional Information contains a more extensive
                                   Glossary.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Words printed in italics in this prospectus are defined in the Glossary.

THE ANNUITY POLICY

The Flexible Premium Variable Annuity Policy offered by PFL Life Insurance Company (PFL, we, us or our) through Atlas Securities, Inc. (Atlas) is a policy between the owner (you or your), and PFL, an insurance company. The policy provides a way to invest on a tax-deferred basis in the following investment choices: subaccounts of the separate account, and a fixed account of PFL. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy offers fifteen subaccounts that are listed in Section 4. Each subaccount invests exclusively in shares of one of the portfolios of the underlying funds. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that is guaranteed by PFL. We guarantee to return your investment with interest credited for all amounts allocated to the fixed account.

You can transfer money between any of the investment choices within certain limits. During the accumulation phase we reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year.

The policy, like all deferred annuity policies, has two phases: the "accumulation phase" and the "income phase." During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you take them out of the policy. The income phase occurs when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation phase will largely determine the income payments you receive during the income phase.

ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive an income under one of five annuity payment options. You can choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down.

PURCHASE

You can buy a nonqualified policy with a premium payment of $5,000 or more and a qualified policy with $2,000 or more, under most circumstances. You can add as little as $500 at any time during the accumulation phase.

INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following portfolios described in the fund prospectuses:

MANAGED BY ATLAS ADVISERS, INC.
 Atlas Balanced Growth Portfolio
MANAGED BY THE DREYFUS CORPORATION
 Dreyfus--Capital Appreciation Portfolio
 Dreyfus--Disciplined Stock Portfolio
 Dreyfus--Growth and Income Portfolio
 Dreyfus--Quality Bond Portfolio
 Dreyfus--Small Cap Portfolio
SUBADVISED BY THE DREYFUS CORPORATION
 Dreyfus Small Cap Value Portfolio
SUBADVISED BY T. ROWE PRICE ASSOCIATES, INC.
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price Growth Stock Portfolio
SUBADVISED BY OPCAP ADVISORS
 Endeavor Value Equity Portfolio
MANAGED BY FEDERATED ADVISERS
 Federated High Income Bond Fund II
 Federated Utility Fund II
SUBADVISED BY JANUS CAPITAL CORPORATION
 WRL Janus Global
 WRL Janus Growth
SUBADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
 WRL VKAM Emerging Growth

Depending on their investment performance, you can either make or lose money in any of the mutual fund portfolios.

You may also allocate your premium payments to the fixed account.

EXPENSES

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

PFL may apply a surrender charge of up to 7% of premium payments withdrawn within five years after the policy date. After the fifth policy year, no surrender charges apply. To calculate surrender charges, we consider the premium you paid to come out before any earnings. Additional premium payments do not extend the surrender charge period.

Full surrenders and partial withdrawals from the guaranteed period options of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account.

We deduct daily mortality and expense risk fees and administrative charges of 1.40% per year from the assets in each subaccount.

We will deduct state premium taxes, which currently range from 0% to 2.37%, when annuity payments begin upon total surrender, or payment of a death benefit, if applicable.

The value of the net assets of the subaccounts will reflect the investment advisory fee and other expenses incurred by the underlying funds. Those fees and expenses are detailed in the underlying funds' prospectuses that are attached to this prospectus.

TAXES

Your earnings, if any, are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income for federal tax purposes. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income.

ACCESS TO YOUR MONEY

You can take money out anytime during the accumulation phase. You may take out up to 10% of your cumulative premium payments free of surrender charges each policy year. The percentage that may be taken free of surrender charges is referred to as the cumulative free percentage. Any cumulative free percentage that is not taken in one year is carried forward and is available to be taken in following policy years free of surrender charges. Amounts withdrawn in excess of the cumulative free percentage may be subject to a surrender charge.

PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose. We provide performance information in Appendix B and in the Statement of Additional Information. This data is not intended to indicate future performance.

FAMILY PROTECTION FEATURE

If you are both the owner and the annuitant and you die before the income phase begins, then your beneficiary will receive a death benefit.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have questions.

The death benefit is the greatest of:

 .  policy value;

 .  cash value; or

 .  the guaranteed minimum death benefit.

If the annuitant is younger than age 75 on the policy date, the guaranteed minimum death benefit is the greater of:

 .  5% Annually Compounding

 .  Annual Step-Up

If the annuitant is age 75 or older on the policy date, the guaranteed minimum death benefit is a Return of Premium.

ADDITIONAL FEATURES

This policy has additional features that might interest you. These include the following:

 . Systematic Payout Option. You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

 . Dollar Cost Averaging. You can arrange to have a certain amount of money automatically transferred from the fixed account, either monthly or quarterly, into your choice of subaccounts.

 . Asset Rebalancing. We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts.

 . Nursing Care and Terminal Condition Withdrawal Option. Under certain medically related circumstances, we will allow you to surrender or partially withdraw your money without a surrender charge and excess interest adjustment.

 . Telephone Transactions. You may make transfers and/or change the allocation of additional premium payments by telephone.

These features are not available in all states and may not be suitable for your particular situation.

OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund. The amount of time you have to return the policy will depend on the state where the policy was issued. It is generally only 10 days. The amount of the refund will generally be the policy value. We will pay the refund within 7 days after we receive written notice of cancellation and the returned policy. The policy will then be deemed void. In some states you may have more than 10 days to return a policy, or receive a refund of more (or less) than the policy value.

No Probate. Usually when you die, the person you choose as your beneficiary will receive the death benefit under this policy without going through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing the money that you put in.

Financial Statements. Financial statements for PFL and the subaccounts are in the Statement of Additional Information.

INQUIRIES

If you need more information, please contact us at:

  Atlas Securities, Inc.
  794 Davis Street, P.O. Box 1894
  San Leandro, CA 94577

  PFL Life Insurance Company
  Administrative and Service Office
  Financial Markets Division
  Variable Annuity Department
  4333 Edgewood Road N.E.
  P.O. Box 3183
  Cedar Rapids, IA 52406-3183

                            ANNUITY POLICY FEE TABLE
--------------------------------------------------------------------------------

      Policy Owner Transaction Expenses
-----------------------------------------------
Sales Load On Purchase
 Payments....................                0
Maximum Surrender Charge
(as a % of Premium Payments
 Surrendered)(/1/)(/2/)......                7%
Surrender Fees...............                0
Service Charge...............             None
Transfer Fee(/2/)............ Currently No Fee

      Separate Account Annual Expenses
 (as a percentage of average account value)
Mortality and Expense Risk Fees..         1.25%
Administrative Charge............         0.15%
                                   -----------
TOTAL SEPARATE ACCOUNT ANNUAL
 EXPENSES........................         1.40%

--------------------
   Portfolio Annual
    Expenses(/3/)
 (as a percentage of
  average net assets
  and after expense
   reimbursements)
--------------------

                             Management /                    Rule
                            Administrative                  12b-1    Total Portfolio
                                 Fees      Other Expenses Fees (/4/) Annual Expenses
------------------------------------------------------------------------------------
  Atlas Balanced Growth
   Portfolio(/5/).........      0.25%          0.25%          --          0.50%
  Dreyfus--Capital Appre-
   ciation Portfolio......      0.75%          0.06%          --          0.81%
  Dreyfus--Disciplined
   Stock Portfolio........      0.75%          0.13%          --          0.88%
  Dreyfus--Growth and In-
   come Portfolio.........      0.75%          0.03%          --          0.78%
  Dreyfus--Quality Bond
   Portfolio..............      0.65%          0.08%          --          0.73%
  Dreyfus--Small Cap Port-
   folio..................      0.75%          0.02%          --          0.77%
  Dreyfus Small Cap Value
   Portfolio(/6/).........      0.80%          0.06%        0.08%         0.94%
  T. Rowe Price Equity In-
   come Portfolio(/6/)....      0.80%          0.05%          --          0.85%
  T. Rowe Price Growth
   Stock Portfolio(/6/)...      0.80%          0.07%          --          0.87%
  Endeavor Value Equity
   Portfolio(/6/).........      0.80%          0.04%        0.01%         0.85%
  Federated High Income
   Bond Fund II...........      0.60%          0.18%          --          0.78%
  Federated Utility Fund
   II(/7/)(/8/)...........      0.68%          0.25%          --          0.93%
  WRL Janus Global(/9/)...      0.80%          0.15%          --          0.95%
  WRL Janus
   Growth(/9/)(/10/)......      0.78%          0.05%          --          0.83%
  WRL VKAM Emerging
   Growth(/9/)............      0.80%          0.09%          --          0.89%

--------------------------------------------------------------------------------

(/1/) The surrender charge decreases based on the number of years since the policy date, from 7% in the first policy year to 0% in the sixth policy year. If applicable, a surrender charge will only be applied to withdrawals that exceed the amount available under certain listed exceptions.

(/2/) The surrender charge and transfer fee, if any is imposed, apply to each policy, regardless of how policy value is allocated among the separate account and the fixed account. Separate account annual expenses do not apply to the fixed account.

(/3/) The fee table information of the underlying funds was provided to PFL by the underlying funds, for the year ended December 31, 1998, and PFL has not independently verified such information. Actual future expenses of the funds may be greater or less than those shown in the Table.

(/4/) The Board of Trustees of Endeavor Series Trust has authorized an arrangement whereby, subject to best price and execution, executing brokers will share commissions with the Trust's affiliated broker. Under supervision of the Trustees, the affiliated broker will use the "recaptured commission" to promote marketing of the Trust's shares. The staff of the Securities and Exchange Commission believes that, through the use of these recaptured commissions, the Trust is indirectly paying for distribution expenses and such amounts must be shown as 12b-1 fees in the above table. The use of recaptured commissions to promote the sale of the Trust's shares involves no additional costs to the Trust or any Owner. Endeavor Series Trust, based on advice of counsel, does not believe that recaptured brokerage commissions should be treated as 12b-1 fees. For more information on the Trust's Brokerage Enhancement Plan, see the Trust's prospectus accompanying this Prospectus.

(/5/) Atlas Advisers, Inc. has agreed to reduce its advisory fee and assume expenses of the Balanced Growth Portfolio to the extent necessary to limit the Portfolio's total direct annual operating expenses to 0.50%. The Portfolio will also indirectly bear its pro rata share of fees and expenses incurred by the underlying Atlas Funds. The prospectus for the Portfolio provides specific information on the fees and expenses of the Portfolio and the expense ratios for each of the underlying Atlas Funds in which the Portfolio will invest. The range of the average weighted expense ratio for the Portfolio, including such indirect expenses is expected to be 1.63% to 1.73%. A range is provided since the average assets of the Portfolio invested in each of the underlying Atlas Funds will fluctuate. Without fee reductions and expense absorptions by Atlas Advisers, during the fiscal period ended December 31, 1998, the Portfolio's ratio of expenses to average net assets (annualized) would have been 1.34%.

(/6/) Endeavor Management Co. has agreed, until further notice, to assume expenses of the Portfolios that exceed the following rates: Endeavor Value Equity--1.30%; Dreyfus Small Cap Value--1.30%; T. Rowe Price Equity Income--1.30%; T. Rowe Price Growth Stock--1.30.

(/7/) The management fee has been reduced to reflect the volunatry waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximium management fee is 0.75%.

(/8/) The total operating expenses would have been 1.00% absent the voluntary waiver of a portion of the management fee.

(/9/) Effective January 1, 1997, the Board of the WRL Series Fund, Inc. authorized the Fund to charge each portfolio of the Fund, including WRL Janus Growth, WRL Janus Global and WRL VKAM Emerging Growth, an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Fund will not deduct the fee from any portfolio before April 30, 2000. Owners will receive advance written notice if a Rule 12b-1 fee is deducted. See the WRL Series Fund, Inc.'s prospectus for more details.

(/10/) The WRL Janus Growth Portfolio's management and advisory expenses reflects 0.80% of the average daily net assets for the period prior to May 1, 1998, and 0.775% of the first $3 billion of average daily net assets and 0.75% of the average daily net assets in excess of $3 billion for the period May 1, 1998 to December 31, 1998.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire policy value is in the applicable subaccount:

The expenses reflect a mortality and expense risk fee of 1.25% for the guaranteed minimum death benefit, which is the greater of the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit.

                                                          If the Policy is annuitized at
                            If the Policy is surrendered  the end of the applicable time at the end of the applicable  period or if the Policy is not
                                    time period.            surrendered or annuitized.
                                ---------------------------------------------------------
                             1       3       5      10      1       3       5      10
  Subaccounts               Year   Years   Years   Years   Year   Years   Years   Years
-----------------------------------------------------------------------------------------
  Atlas Balanced
   Growth(/1/)............ $   82 $   102 $   123 $   222 $    19 $    60$    103$    222
-----------------------------------------------------------------------------------------
  Dreyfus Capital
   Appreciation........... $   85 $   111 $   138 $   254 $    22 $    69$    118$    254
-----------------------------------------------------------------------------------------
  Dreyfus Disciplined
   Stock.................. $   86 $   113 $   142 $   262 $    23 $    71$    122$    262
-----------------------------------------------------------------------------------------
  Dreyfus Growth and
   Income................. $   85 $   110 $   137 $   251 $    22 $    68$    117$    251
-----------------------------------------------------------------------------------------
  Dreyfus Quality Bond.... $   85 $   109 $   134 $   246 $    22 $    67$    114$    246
-----------------------------------------------------------------------------------------
  Dreyfus Small Cap....... $   85 $   110 $   136 $   250 $    22 $    68$    116$    250
-----------------------------------------------------------------------------------------
  Dreyfus Small Cap
   Value.................. $   87 $   115 $   145 $   268 $    24 $    73$    125$    268
-----------------------------------------------------------------------------------------
  T. Rowe Price Equity
   Income................. $   86 $   112 $   140 $   258 $    23 $    70$    120$    258
-----------------------------------------------------------------------------------------
  T. Rowe Price Growth
   Stock.................. $   86 $   113 $   142 $   261 $    23 $    71$    122$    261
-----------------------------------------------------------------------------------------
  Endeavor Value Equity... $   86 $   112 $   140 $   258 $    23 $    70$    120$    258
-----------------------------------------------------------------------------------------
  Federated High Income
   Bond Fund II........... $   85 $   110 $   137 $   251 $    22 $    68$    117$    251
-----------------------------------------------------------------------------------------
  Federated Utility Fund
   II..................... $   87 $   115 $   145 $   267 $    24 $    73$    125$    267
-----------------------------------------------------------------------------------------
  WRL Janus Global........ $   87 $   115 $   146 $   269 $    24 $    73$    126$    269
-----------------------------------------------------------------------------------------
  WRL Janus Growth........ $   86 $   112 $   139 $   256 $    23 $    70$    119$    256
-----------------------------------------------------------------------------------------
  WRL VKAM Emerging
   Growth................. $   86 $   114 $   143 $   263 $    23 $    72$    123$    263


(/1/)These examples do not include the portion of the expenses incurred by each of the underlying Atlas Funds which are indirectly borne by the Portfolio.

The above table will assist you in understanding the costs and expenses of the policy and the underlying funds that you will bear, directly or indirectly. These include the 1998 expenses of the underlying funds. In addition to the expenses listed above, premium taxes, currently ranging from 0% to 2.37% of premium payments may be applicable.

The examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

Financial Information. Condensed financial information for the subaccounts is in Appendix A to this prospectus.

1. THE ANNUITY POLICY

This prospectus describes the Atlas Portfolio Builder Variable Annuity Policy offered by PFL Life Insurance Company through Atlas Securities, Inc.

An annuity is a contract between you, the owner, and an insurance company (in this case PFL), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the annuity commencement date, your annuity switches to the income phase.

The policy is a flexible premium variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

It is a "flexible premium" policy because after you purchase it, you can generally make additional investments of any amount of $500 or more, until the annuity commencement date. However, you are not required to make any additional investments.

The policy is a "variable" annuity because the value of your investments can go up or down based on the performance of your investment choices. If you select the variable annuity portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. The amount of annuity payments you receive during the income phase from the variable annuity portion of your policy also depends upon the investment performance of your investment choices for the income phase.

The policy also contains a fixed account. The fixed account offers interest at rates that are guaranteed by PFL not to decrease during each one year period. There may be different interest rates for each different guaranteed period selected.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us 30 days written notice before the current annuity commencement date. The new annuity commencement date must be at least 30 days after we receive the change. The latest annuity commencement date cannot be after the policy month following the month in which the annuitant attains age 95.

Election of Annuity Payment Option. Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the beneficiary may elect to receive the death benefit in a lump sum or under one of the annuity payment options.

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant's death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides five annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your "adjusted policy value" to provide these annuity payments. The adjusted policy value is the policy value increased or decreased by any applicable excess interest adjustment. If the adjusted policy value on the annuity commencement date is less than $2,000, PFL reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive payments monthly, quarterly, semi-annually, or annually.

A charge for premium taxes and an excess interest adjustment, if applicable, may be made when annuity payments begin.

The annuity payment options are explained below. Options 1, 2, and 4 are fixed only. Options 3 and 5 can be fixed or variable.

Payment Option 1--Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time you and PFL agree to. You and PFL will agree on withdrawal rights when you elect this option.

Payment Option 2--Income for a Specified Period. We will make level payments only for the fixed period you choose. No funds will remain at the end.

Payment Option 3--Life Income. You may choose between:
  Fixed Payments
  . No Period Certain--We will make level payments only during the annuitant's lifetime.
  . 10 Years Certain--We will make level payments for the longer of the annuitant's lifetime or ten years.
  . Guaranteed Return of Policy Proceeds--We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.
  Variable Payments
  . No Period Certain--Payments will be made only during the lifetime of the annuitant.
  . 10 Years Certain--Payments will be made for the longer of the annuitant's lifetime or ten years.

Payment Option 4--Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 5--Joint and Survivor Annuity. You may choose between:
  Fixed Payments
  . Payments are made during the joint lifetime of the payee and a joint payee of your selection. Payments will be made as long as either person is living.
  Variable Payments
  . Payments are made as long as either the payee or the joint payee is living.

Unless you choose to receive variable payments under annuity payment options 3 or 5, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments under payment options 3 and 5.

The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) that you select. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

Other annuity payment options may be arranged by agreement with PFL. Certain annuity payment options may not be available in all states.

NOTE CAREFULLY:

IF:
 .  you choose Life Income with No Period Certain or a Joint and Survivor
   Annuity; and
 .  the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment(s);
THEN:
 .  we may make only one (two, three, etc.) annuity payment(s).
IF:
 .  you choose Income for a Specified Period, Life Income with 10 years Certain,
   Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
 .  the person receiving payments dies prior to the end of the guaranteed period;
THEN:
 . the remaining guaranteed payments will be continued to that person's beneficiary, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The payee is responsible to keep PFL informed of the payee's current address of record.

3. PURCHASE

Policy Issue Requirements

PFL will issue a policy IF:
 .  PFL receives all information needed to issue the policy;
 . PFL receives a minimum initial premium payment; and . owner and annuitant are age 80 or younger, however, PFL reserves the right to issue policies up to age 90.

Premium Payments

You should make checks for premium payments payable only to PFL Life Insurance Company. Your check must be honored in order for PFL to pay any associated payments and benefits due under the policy.

Initial Premium Requirements
The initial premium payment must be at least:
 . $5,000 for nonqualified policies; and . $2,000 for qualified policies.

We allow premium payments up to a total of $1,000,000 without prior approval.

We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us to keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

Additional Premium Payments

Additional premium payments must be at least $500.

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant during the accumulation phase. We will credit additional premium payments to your policy as of the business day PFL receives your premium and required information at our administrative and service office.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

You may change allocations for future additional premium payments by sending us written instructions or by telephone, subject to the limitations described below under "Telephone Transactions." The allocation change will apply to premium payments received after the date we receive the change request.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of trading on the New York Stock Exchange on each business day and ends at the close of trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

4. INVESTMENT CHOICES

The Separate Account

The separate account currently consists of fifteen subaccounts.

The Underlying Funds. The subaccounts invest in shares of the underlying funds. The companies that provide investment management, investment advisory and administrative services for the underlying funds offered through this policy are listed below. The following investment choices are currently offered through this policy:

ATLAS ADVISERS, INC.:
  Atlas Balanced Growth Portfolio

THE DREYFUS CORPORATION:
  Dreyfus--Capital Appreciation Portfolio
  Dreyfus--Disciplined Stock Portfolio
  Dreyfus--Growth and Income Portfolio
  Dreyfus--Quality Bond Portfolio
  Dreyfus--Small Cap Portfolio

THE DREYFUS CORPORATION:
  Dreyfus Small Cap Value Portfolio

T. ROWE PRICE ASSOCIATES, INC.:
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Growth Stock Portfolio

OPCAP ADVISORS:
  Endeavor Value Equity Portfolio

FEDERATED ADVISERS:
  Federated High Income Bond Fund II
  Federated Utility Fund II

JANUS CAPITAL CORPORATION:
  WRL Janus Global
  WRL Janus Growth

VAN KAMPEN ASSET MANAGEMENT INC.:
  WRL VKAM Emerging Growth

The general public may not purchase these underlying funds. The investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those of the underlying funds.

More detailed information, including an explanation of the portfolio's investment objectives, may be found in the underlying funds' current prospectuses, which are attached to this prospectus. You should read the prospectuses for each of the underlying funds carefully before you invest.

We may receive expense reimbursements or other revenues from the underlying funds or their investment advisers. The amount of these reimbursements or revenues, if any, may be based on the amount of assets that PFL or the separate account invests in the underlying funds.

The Fixed Account
The fixed account currently consists of guaranteed period options and a one year fixed option.

Premium payments allocated and amounts transferred to the fixed account become part of the general account of PFL. Interests in the general account are not registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. PFL has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

We guarantee that the interest credited to the fixed account will never be less than 3% per year. At the end of a guaranteed period, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Surrenders or partial withdrawals from a guaranteed period option of the fixed account (other than at the end of a guaranteed period) are subject to an excess interest adjustment. However, surrenders or partial withdrawals from the one year fixed option of the fixed account will never be subject to an excess interest adjustment. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below 3% per year, however. You bear the risk that we will not credit interest greater than 3% per year. We determine credited rates, which are guaranteed for at least one year, in our sole discretion.

If you select the fixed account, your money will be placed with the other general assets of PFL. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

Transfers

During the accumulation phase, you may make transfers from any subaccount as often as you wish. However, transfers from the guaranteed period options of the fixed account are allowed only under the following circumstances:
 . At the end of a guaranteed period, you must notify us within 30 days prior to the end of the guaranteed period that you wish to transfer the amount in the guaranteed period option to another investment choice. No excess interest adjustment will apply to these transfers.
 . When you request transfers of amounts equal to interest credited to the guaranteed period options of the fixed account on a monthly, quarterly, semi-annual or annual basis. No excess interest adjustment will apply to these transfers. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

Transfers from the one year fixed option to any of the other investment choices are permitted without an excess interest adjustment.

Each transfer must be at least $500 (or the entire subaccount value if less than $500), except for transfers out of the fixed account of amounts equal to interest credited to the guaranteed period options of the fixed account for which there is a minimum transfer amount of $50. If the subaccount value remaining after the transfer is less than $500, we reserve the right to include that amount as part of the transfer.

During the income phase of your policy, you may transfer values out of any subaccount up to four times per policy year. However, you cannot transfer values out of the fixed account in this phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers may be made by telephone, subject to the limitations described below under "Telephone Transactions."

Currently, there is no charge for transfers. However, the number of transfers permitted may be limited in the future and a $10 charge in excess of 12 transfers per year may apply in the future.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically transfer money from the one year fixed option into one or more variable subaccounts. This is referred to as dollar cost averaging. You may specify the dollar amount to be transferred either monthly or quarterly. We will make the transfers on the 28th day of the applicable month. There is no charge for this program.

Dollar cost averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high. It does not guarantee profits or assure that you will not experience a loss.

We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue such a program before its completion, then the interest credited on amounts in that program may be adjusted downward to the rate in the one year fixed option.

Asset Rebalancing
During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time, free of charge. However, we will not rebalance if you are in the dollar cost averaging program or if any other transfer is requested. Asset rebalancing ignores amounts in the guaranteed period options of the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually based on the policy date.

Telephone Transactions

You may make transfers and change the allocation of additional premium payments by telephone IF:
 .  you select the "Telephone Transfer/Reallocation Authorization" box on the
   policy application or enrollment information; or . you later make this request in writing.

You will be required to provide certain information for identification purposes to PFL and Atlas when requesting a transaction by telephone. PFL may also require written confirmation of your request. Neither PFL nor Atlas will be liable for following telephone requests that we believe are genuine.

Telephone requests must be received by Atlas while the New York Stock Exchange is open to assure same-day pricing of the transaction. This option may be discontinued at any time.

5. EXPENSES
There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can withdraw part or all of the cash value. Cash value is the policy value increased or decreased by any excess interest adjustment, if applicable, and decreased by any applicable surrender charge. We may apply a surrender charge to compensate us for expenses relating to policy sales, including commissions to registered representatives and other promotional expenses. You can withdraw up to 10% of your cumulative premium payments each year free of surrender charges. This free amount is cumulative and is referred to as the cumulative free percentage and is determined at the time of the withdrawal. If you withdraw money in excess of the cumulative free percentage, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount. The following schedule shows the surrender charges that apply during the first five policy years:

                                                            Surrender Charge
       Policy                                              (as a percentage of
        Year                                               premium withdrawn)
------------------------------------------------------------------------------
  1                                                                 7%
------------------------------------------------------------------------------
  2                                                                 7%
------------------------------------------------------------------------------
  3                                                                 6%
------------------------------------------------------------------------------
  4                                                                 5%
------------------------------------------------------------------------------
  5                                                                 4%
------------------------------------------------------------------------------
  6+                                                                0%

Surrender charges are based only on policy years. No surrender charge will be applied after the fifth policy year. For example, an additional premium payment in policy year four would only be subject to a 5% surrender charge for one year and a 4% surrender charge for a second year.

The application of the cumulative free percentage is shown in the following example. Assume your premium payments total $100,000 at the beginning of policy year 2 and you withdraw $30,000. Since that amount is more than your cumulative free percentage of 20% that is available at that time, you would pay a surrender charge of $700 on the remaining $10,000 (7% of $30,000--$20,000).

You receive the full amount of a requested partial withdrawal because we deduct any applicable excess interest adjustment and surrender charge from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, premium payments are deemed to be withdrawn before earnings. After all premium payments are withdrawn, the remaining adjusted policy value may be withdrawn free from any surrender charges.

Withdrawals may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.

Surrender charges are waived if you withdraw money under the nursing care and terminal condition withdrawal option.

Mortality and Expense Risk Fee

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. The mortality and expense risk fee is at an annual rate of 1.25% of assets. This annual fee is assessed daily based on the net asset value of each subaccount.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use our surplus for any proper purpose, including distribution expenses.

Administrative Charges

We deduct an annual administrative charge to cover the costs of administering the policies. This charge is equal to 0.15% per year of the daily net asset value of the separate account.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:
 .  you elect to begin receiving annuity payments;
 .  you surrender the policy; or
 . you die and a death benefit is paid (you must also be the annuitant for the death benefit to be paid).

Generally, premium taxes range from 0% to 2.37%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Transfer Fee

You are allowed to make 12 free transfers per year before the annuity commencement date. However, we reserve the right to charge $10 for each transfer in excess of 12 transfers per year. Premium payments, asset rebalancing and dollar cost averaging transfers are not considered transfers. All transfer requests made at the same time are treated as a single request.

Portfolio Management Fees

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund. A description of these expenses is found in the "Annuity Policy Fee Table" section of this prospectus and in the underlying fund's prospectus.

6. TAXES

NOTE: PFL has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. PFL has included an additional discussion regarding taxes in the Statement of Additional Information.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules provide that generally you will not be taxed on the earnings, if any, on the money held in your annuity policy until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of policy--qualified or nonqualified (discussed below).

You will not be taxed on increases in the value of your policy until a distribution occurs--either as a withdrawal or as annuity payments.

When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following plans:
 . Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.
 . Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the Contract on a pre-tax basis.
 . Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the Contract on a pre-tax basis.
 . Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the Contract.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Withdrawals--Nonqualified Policies

If you make a withdrawal from your policy during the annuity commencement date, the Internal Revenue Code treats that withdrawal as first coming from earnings and then from your premium payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. (Any excess interest adjustment resulting from a withdrawal from a guaranteed period option of the fixed account may affect the amount on which you are taxed.) Different rules apply for annuity payments. See "Annuity Payments" below.

The Internal Revenue Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:
 .  paid on or after the taxpayer reaches age 59 1/2;
 .  paid after the taxpayer dies;
 .  paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);
 .  paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
 .  paid under an immediate annuity; or
 .  which come from premium payments made prior to August 14, 1982.

All deferred non-qualified annuity policies that are issued by AUSA Life (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distributions occurs.

Withdrawals--Qualified Policies

The above information describing the taxation of nonqualified policies does not apply to qualified policies. There are special rules that govern with respect to qualified policies. Generally, these rules restrict:
 . the amount that can be contributed to the policy during any year; and . the time when amounts can be paid from the policies.

In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain rule. The terms of the plan may limit the rights otherwise available to you under the policies.

We have provided more information in the Statement of Additional Information.

You should consult your legal counsel or tax adviser if you are considering purchasing a policy for use with any retirement plan.

Withdrawals--403(b) Policies

The Internal Revenue Code limits the withdrawal of premium payments from certain 403(b) policies. Withdrawals can generally only be made when an owner:
 .  reaches age 59 1/2;
 .  leaves his/her job;
 .  dies;
 . becomes disabled (as that term is defined in the Internal Revenue Code); or . in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium payments and not any earnings.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity policy. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity policy. These diversification and distribution requirements are discussed in the Statement of Additional Information. PFL may modify the policy to attempt to maintain favorable tax treatment.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:
 .  if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
 . if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received, which were not includable in gross income.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:
 . Fixed payments--by dividing the "investment in the contract" on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
 . Variable payments--by dividing the "investment in the contract" on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

If you select more than one annuity payment option, special rules govern the allocation of the Policy's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the "investment in the contract" as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser in respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

7. ACCESS TO YOUR MONEY

Surrenders

You can have access to the money in your policy in several ways:
 . by making a withdrawal (either a complete or partial withdrawal); or . by taking annuity payments.

If you want to make a complete withdrawal, you will receive the value of your policy including any excess interest adjustment, if applicable, minus:
 .  surrender charges; and
 .  premium taxes.

If you want to take a partial withdrawal, in most cases it must be for at least $250. You must tell us how you want the withdrawal to be allocated among the various investment choices.

Remember that any withdrawal you take will reduce the policy value and the amount of the death benefit. See Section 9, Death Benefit, for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals you make.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven business days from the date all required information is received by PFL. PFL may be permitted to defer such payment from the separate account if:
 .  the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted; or . an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
 .  the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months.

Excess Interest Adjustment

Money that you withdraw from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates set by PFL have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender.

There will be no excess interest adjustment on any of the following:
 .  nursing care and terminal condition withdrawals;
 .  periodic withdrawals of amounts equal to cumulative interest credited to the guaranteed period options of the fixed account;
 . withdrawals to satisfy any minimum distribution requirements; and . systematic payout option payments, which do not exceed the cumulative interest credited to the guaranteed period options of the fixed account; and . surrenders, partial withdrawals and transfers from the one year fixed option to any other investment choice.

Certain conditions must be satisfied. See the Statement of Additional Information for more details.

Systematic Payout Option

You can receive regular payments from your policy by using the systematic payout option. Under this option, you can receive up to 10% (annually) of your cumulative premium payments free of surrender charges. Payments that are less than the amount of cumulative interest credited to the guaranteed payment options of the fixed account, less any prior interest withdrawals, are available without an excess interest adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you or your spouse has been:
 . confined in a hospital or nursing facility for 30 days in a row; or . diagnosed with a terminal condition (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person.

This benefit may not be available in all states. See the policy or endorsement for details and conditions.

8. PERFORMANCE

PFL and Atlas periodically advertise performance of the various investment portfolios. We may disclose at least four different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes or surrender charges. The deduction of any applicable premium taxes or surrender charges would reduce the percentage increase or make greater any percentage decrease.

Second, any advertisement will also include total return figures, which reflect the deduction of the mortality and expense risk fees, administrative charges and surrender charges.

Third, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the separate account.

We also may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include, comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. FAMILY PROTECTION FEATURE

We will pay a death benefit to the beneficiary you name, under certain circumstances, if the annuitant dies during the accumulation phase and the annuitant was also an owner. (If the annuitant was not an owner, a death benefit may or may not be paid. See below.) The beneficiary may receive an amount payable under one of the guaranteed period options or may receive a lump sum.

When We Pay A Death Benefit

Before the Annuity Commencement Date
We will pay a death benefit to your beneficiary IF:
 . you are both the annuitant and an owner of the policy; and . you die before the annuity commencement date.

We will also pay a death benefit to your beneficiary IF:
 .  you are not the annuitant; and
 . the annuitant dies before the annuity commencement date; and . you specifically requested that the death benefit be paid upon the annuitant's death.

If the only beneficiary is your surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit.

Distribution requirements apply upon the death of the owner. These requirements are detailed in the Statement of Additional Information.

After the Annuity Commencement Date
The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:
 .  you are not the annuitant; and
 . you die on or after the annuity commencement date; and . the entire interest in the policy has not been paid to you;
THEN:
 . the remaining portion of such interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

When We Do Not Pay A Death Benefit

No death benefit is paid in the following cases:
IF:
 .  you are not the annuitant; and
 . the annuitant dies prior to the annuity commencement date; and . you did not specifically request that the death benefit be paid to the beneficiary upon the annuitant's death;
THEN:
 .  you will become the new annuitant and the policy will continue.
IF:
 .  you are not the annuitant; and
 .  you die prior to the annuity commencement date;
THEN:
 . the new owner must surrender the policy for the policy value increased or decreased by an excess interest adjustment within five years of your death.

Note carefully. If the owner does not name a contingent owner, the owner's estate will become the new owner. If no probate estate is opened (because, for example, the owner has precluded the opening of a probate estate by means of a trust or other instrument), and PFL has not received written notice of the trust as a successor owner signed prior to the owner's death, then that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice received by PFL.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit, which is based on the age of the annuitant on the policy date. The death benefit will be the greatest of:
 .  policy value on the date we receive the required information; or

 . cash value on the date we receive the required information; or . guaranteed minimum death benefit (discussed below), plus premium payments, less partial withdrawals from the date of death to the date the death benefit is paid.

Guaranteed Minimum Death Benefit

If the annuitant(s) is younger than age 75 on the policy date, the guaranteed minimum death benefit is the greater of:
 . A 5% Annually Compounding Death Benefit. Total premium payments, less any adjusted partial withdrawals, plus interest at an effective annual rate of 5% from the premium payment date or withdrawal date to the date of death
   (but not later than your 76th birthday); or . An Annual Step-Up Death Benefit. On each policy anniversary before your 76th birthday, a new "stepped-up" death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:
 .  the largest policy value on the policy date or on any policy anniversary before you reach age 76; plus
 .  any premium payments you have made since then; minus
 .  any adjusted partial withdrawals we have paid to you since then.

If the annuitant(s) is age 75 or older on the policy date, the guaranteed minimum death benefit is a Return of Premium.

IF, under both death benefit options:
 .  the surviving spouse elects to continue the policy instead of receiving the death benefit; and
 .  the guaranteed minimum death benefit is greater than the policy value;
THEN:
 . we will increase the policy value to be equal to the guaranteed minimum death benefit. This increase is made only at the time the surviving spouse elects to continue the policy.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances (such as when the policy value is less than the guaranteed minimum death benefit immediately before the withdrawal), the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total premium payments. We have included a detailed explanation of this adjustment in the Statement of Additional Information.

10. OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

Assignment

You can also assign the policy any time during your lifetime. PFL will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified policy.

PFL Life Insurance Company

PFL Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. PFL is a wholly-owned indirect subsidiary of AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. PFL is licensed in the District of Columbia, Guam, and in all states except New York.

All obligations arising under the policies, including the promote to make annuity payments, are general corporate obligations of PFL.

The Separate Account

PFL established a separate account, called the PFL Life Variable Annuity Account A, under the laws of the State of Iowa on February 17, 1997. The separate account receives and currently invests the premium payments under the policies that are allocated to the separate account for investment in shares of the underlying mutual fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or PFL.

The assets of the separate account are held in PFL's name on behalf of the separate account and belong to PFL. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business PFL may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are, in accordance with the policies, credited or charged against the separate account without regard to PFL's other income, gains or losses.

Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the Commission at 1-800-SEC-0330. In addition, the SEC maintains a web site (http://www.sec.gov) that contains other information regarding the separate account.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the underlying funds' prospectuses. The underlying funds are not limited to selling their shares to this separate account and are permitted to accept investments from any separate account of an insurance company. Since the portfolios of the underlying funds are available to registered separate accounts offering variable annuity products of PFL, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including PFL, agree to take any necessary steps to resolve the matter. This includes removing their separate accounts from the underlying funds. See the underlying funds' prospectuses for more details.

Reinstatements

You may decide to surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also request us to reinstate your policy after such a transfer by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then-current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

PFL will vote all shares of the underlying funds in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Policies

AFSG Securities Corporation is the principal underwriter of the policies. Like PFL, it is an indirect wholly-owned subsidiary of AEGON USA, Inc. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG Securities Corporation is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. It was incorporated in Pennsylvania on March 12, 1986.

The policies are sold through registered representatives of Atlas. Commissions of up to 6.58% of premium payments will be paid to Atlas under its agreement with AFSG Securities Corporation. These commissions are not deducted from premium payments. In addition, certain production, persistency and managerial bonuses may be paid. PFL may also, in conjunction with Atlas, pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the policies.

Non-participating Policy

The policy does not participate or share in the profits or surplus earnings of PFL. No dividends are payable on the policy.

Variations in Policy Provisions

Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. New Jersey residents:
Annuity payments must begin on or before the later of: (1) the policy anniversary that is closest to the annuitant's 70th birthday or (2) the 10th policy anniversary. You may not select a guaranteed period option that would extend beyond that date. Your options at the annuity commencement date are to elect a lump sum payment, or elect to receive annuity payments under one of the fixed payment options. New Jersey residents cannot elect variable payment options. Consult your agent and the policy form itself for details regarding these and other terms applicable to policies sold in New Jersey.

Year 2000 Matters

In May 1996, PFL Life Insurance Company (PFL) adopted and presently has in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of PFL's mission-critical systems are Year 2000 compliant. The Year 2000 Project Plan remains on track as PFL continues with the validation of its mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, PFL has undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the year 2000 date change.

As of the date of this prospectus, PFL has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The actions taken by management under The Year 2000 Project Plan are intended to significantly reduce PFL's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, PFL's ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Section 1
(1998).

Insurance Marketplace Standards Association

PFL is a member of the Insurance Marketplace Standards Association (IMSA). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member, we may use the IMSA logo and language in advertisements.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the account are subject. PFL, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account or PFL.

Financial Statements

The financial statements of PFL and the separate account are included in the Statement of Additional Information.

Table of Contents of the Statement of Additional Information

Glossary of Terms
The Policy -- General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Historical Performance Data
Published Ratings
State Regulation of PFL
Administration
Records and Reports
Distribution of the Policies
Other Products
Custody of Assets
Legal Matters
Independent Auditors
Other Information
Financial Statements

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

  The greater of a 5% Annually Compounding Death Benefit or an Annual Step-Up
             Death Benefit; or the Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)

                           Accumulation Unit   Accumulation Unit      Number of
                                 Value               Value           Accumulation
                          at Beginning of Year  at End of Year   Units at End of Year
-------------------------------------------------------------------------------------
Atlas Balanced Growth
 Subaccount
  1998..................       $ 0.983756         $ 1.093398        11,389,300.902
  1997(/1/).............       $ 1.000000         $ 0.983756         3,469,693.985
-------------------------------------------------------------------------------------
Dreyfus--Capital
 Appreciation Subaccount
  1998..................       $ 1.009698         $ 1.296659         3,327,523.150
  1997(/1/).............       $ 1.000000         $ 1.009698           605,501.874
-------------------------------------------------------------------------------------
Dreyfus--Disciplined
 Stock Subaccount
  1998..................       $  1.19838         $ 1.274542         4,690,029.548
  1997(/1/).............       $ 1.000000         $  1.19838           247,060.402
-------------------------------------------------------------------------------------
Dreyfus--Growth and
 Income Subaccount
  1998..................       $ 0.993285         $ 1.095299         3,163,385.885
  1997(/1/).............       $ 1.000000         $ 0.993285           201,499.858
-------------------------------------------------------------------------------------
Dreyfus--Quality Bond
 Subaccount
  1998..................       $ 1.024710         $ 1.066053         4,940,300.961
  1997(/1/).............       $ 1.000000         $ 1.024710           377,687.374
-------------------------------------------------------------------------------------
Dreyfus--Small Cap
 Subaccount
  1998..................       $ 0.941704         $ 0.896739         2,709,276.044
  1997(/1/).............       $ 1.000000         $ 0.941704           397,321.058
-------------------------------------------------------------------------------------
Dreyfus Small Cap Value
 Subaccount
  1998..................       $ 1.851229         $ 1.785929           509,101.233
  1997(/1/).............       $ 1.968681         $ 1.851229            89,867.657
-------------------------------------------------------------------------------------
T. Rowe Price Equity
 Income Subaccount
  1998..................       $ 1.925022         $ 2.065623         1,698,141.538
  1997(/1/).............       $ 1.857860         $ 1.925022           156,951.014
-------------------------------------------------------------------------------------
T. Rowe Price Growth
 Stock Subaccount
  1998..................       $ 2.043487         $ 2.593121         1,358,408.215
  1997(/1/).............       $ 1.990457         $ 2.043487            98,880.797
-------------------------------------------------------------------------------------
Endeavor Value Equity
 Subaccount
  1998..................       $ 2.086130         $ 2.212928           433,206.587
  1997(/1/).............       $ 2.048951         $ 2.086130            44,448.849
-------------------------------------------------------------------------------------
Federated High Income
 Bond Fund II Subaccount
  1998..................       $ 1.016935         $ 1.029959         2,819,023.591
  1997(/1/).............       $ 1.000000         $ 1.016935           178,054.703
-------------------------------------------------------------------------------------
Federated Utility Fund
 II Subaccount
  1998..................       $ 1.125700         $ 1.265017         1,492.268.116
  1997(/1/).............       $ 1.000000         $ 1.125700            64,830.195
-------------------------------------------------------------------------------------
WRL Janus Global
 Subaccount
  1998..................       $ 0.955350         $ 1.224958         3,285,525.975
  1997(/1/).............       $ 1.000000         $ 0.955350           704,269.755
-------------------------------------------------------------------------------------
WRL Janus Growth
 Subaccount
  1998..................       $19.665157         $31.898334           242,873.315
  1997(/1/).............       $20.501671         $19.665157            12,277.088
-------------------------------------------------------------------------------------
WRL VKAM Emerging Growth
 Subaccount
  1998..................       $ 0.943400         $ 1.277710         1,179,122.693
  1997(/1/).............       $ 1.000000         $ 0.943400           126,110.341

(/1/)Period from September 30, 1997 through December 31, 1997.

                                   APPENDIX B

                          HISTORICAL PERFORMANCE DATA

Standardized Performance Data

PFL and Atlas may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and are calculated according to guidelines from the SEC. They do not indicate future performance.

The yield of a subaccount of the separate account for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount of the separate account refers to return quotations assuming an investment under a policy has been held in the subaccount for various periods of time including a period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations for a subaccount do not reflect the effect of any premium taxes that may be applicable to a particular policy. The yield calculations also do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that any or all of a premium tax and/or surrender charge is applicable to a particular policy, the yield and/or total return of that policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information.

Based on the method of calculation described in the Statement of Additional Information, the average annual total returns for periods from inception of the subaccounts to December 31, 1998, and for the one and five year periods ended December 31, 1998 are shown in Table 1 below. Total returns shown reflect deductions for the mortality and expense risk fee and administrative charges. Performance figures will reflect the 1.25% mortality and expense risk fee. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

                                    TABLE 1
                     Standard Average Annual Total Returns*
--------------------------------------------------------------------------------

                             1 Year   5 Year   Inception of      Subaccount
                             Ended    Ended   the Subaccount     Inception
        Subaccount          12/31/98 12/31/98  to 12/31/98          Date
-------------------------------------------------------------------------------
Atlas Balanced Growth.....    5.70%    N/A         3.08%     September 30, 1997
Dreyfus--Capital
 Appreciation.............   23.22%    N/A        19.11%     September 30, 1997
Dreyfus--Disciplined
 Stock....................   19.72%    N/A        17.40%     September 30, 1997
Dreyfus--Growth and
 Income...................    4.81%    N/A         3.23%     September 30, 1997
Dreyfus--Quality Bond.....  (1.51%)    N/A         0.88%     September 30, 1997
Dreyfus--Small Cap........  (10.44%)   N/A       (13.06%)    September 30, 1997
Dreyfus Small Cap Value...  (9.18%)    N/A       (12.18%)    September 30, 1997
T. Rowe Price Equity
 Income...................    1.81%    N/A         4.56%     September 30, 1997
T. Rowe Price Growth
 Stock....................   21.67%    N/A        19.59%     September 30, 1997
Endeavor Value Equity.....    0.56%    N/A         2.00%     September 30, 1997
Federated High Income Bond
 Fund II..................  (4.30%)    N/A       (2.05%)     September 30, 1997
Federated Utility Fund
 II.......................    6.95%    N/A        16.65%     September 30, 1997
WRL Janus Global..........   23.02%    N/A        13.52%     September 30, 1997
WRL Janus Growth..........   57.48%    N/A        38.81%     September 30, 1997
WRL VKAM Emerging Growth..   30.33%    N/A        17.64%     September 30, 1997

Non-Standardized Performance Data

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

PFL may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may assume that no surrender charge is applicable, and may also make other assumptions such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial withdrawals or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

The non-standardized average annual total return figures shown in Table 2 are based on the assumption that the policy is not surrendered, and therefore the surrender charge is not imposed.

                                    TABLE 2
                         Average Annual Total Returns*
                         (Assuming No Surrender Charge)
--------------------------------------------------------------------------------

                             1 Year   5 Year   Inception of      Subaccount
                             Ended    Ended   the Subaccount     Inception
        Subaccount          12/31/98 12/31/98  to 12/31/98          Date
-------------------------------------------------------------------------------
Atlas Balanced Growth.....   11.15%    N/A         7.39%     September 30, 1997
Dreyfus--Capital
 Appreciation.............   28.42%    N/A        23.06%     September 30, 1997
Dreyfus--Disciplined
 Stock....................   24.97%    N/A        21.38%     September 30, 1997
Dreyfus--Growth and
 Income...................   10.27%    N/A         7.54%     September 30, 1997
Dreyfus--Quality Bond.....    4.03%    N/A         5.24%     September 30, 1997
Dreyfus--Small Cap........  94.77%)    N/A       (8.34%)     September 30, 1997
Dreyfus Small Cap Value...  (3.53%)    N/A       (7.49%)     September 30, 1997
T. Rowe Price Equity
 Income...................    7.30%    N/A         8.84%     September 30, 1997
T. Rowe Price Growth
 Stock....................   26.90%    N/A        23.52%     September 30, 1997
Endeavor Value Equity.....    6.08%    N/A         6.34%     September 30, 1997
Federated High Income Bond
 Fund II..................    1.28%    N/A         2.39%     September 30, 1997
Federated Utility Fund
 II.......................   12.38%    N/A        20.65%     September 30, 1997
WRL Janus Global..........   28.22%    N/A        17.59%     September 30, 1997
WRL Janus Growth..........   62.21%    N/A        42.34%     September 30, 1997
WRL VKAM Emerging Growth..   35.44%    N/A        21.62%     September 30, 1997

Adjusted Historical Performance Data. The following performance data is historic performance data for the underlying portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Policy had been in existence during that time, based on the performance of the applicable portfolio and the assumption that the applicable subaccount was in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the policies. This data is not intended to indicate future performance.

For instance, as shown Table 3 and Table 4 below, PFL may disclose average annual total returns for the portfolios reduced by all fees and charges under the policy, as if the policy had been in existence since the inception of the portfolio. Such fees and charges include the mortality and expense risk fee, administrative charge and surrender charges. Table 3 assumes a complete surrender of the policy at the end of the period; therefore the surrender charge is deducted. Table 4 assumes that the policy is not surrendered, and therefore the surrender charge is not deducted.

The following information is also based on the method of calculation described in the Statement of Additional Information. The adjusted historical average annual total returns for periods ended December 31, 1998, were as follows:

                                    TABLE 3
               Adjusted Historical Average Annual Total Returns*
--------------------------------------------------------------------------------

                                                               Corresponding
                                                  10 Year        Portfolio
Portfolio                       1 Year  5 Year  or Inception   Inception Date
-------------------------------------------------------------------------------
Atlas Balanced Growth........    5.70%   N/A        3.08%    September 30, 1997
Dreyfus--Capital
 Appreciation................   23.22%  21.87%     20.58%      April 5, 1993
Dreyfus--Disciplined Stock...   19.72%   N/A       26.75%       May 1, 1996
Dreyfus--Growth and Income...    4.81%   N/A       20.12%       May 2, 1994
Dreyfus--Quality Bond........  (1.51%)   4.91%      7.48%     August 31, 1990
Dreyfus--Small Cap...........  (10.44%) 11.32%     35.38%     August 31, 1990
Dreyfus Small Cap Value......  (9.18%)  10.05%     10.78%       May 4, 1993
T. Rowe Price Equity Income..    1.81%   N/A       19.79%     January 3, 1995
T. Rowe Price Growth Stock...   21.67%   N/A       26.94%     January 3, 1995
Endeavor Value Equity........    0.56%  16.79%     15.24%       May 27, 1993
Federated High Income Bond
 Fund II.....................  (4.30%)   N/A        7.48%     February 2, 1994
Federated Utility Fund II....    6.95%   N/A       13.31%    February 28, 1994
WRL Janus Global.............   23.02%  17.81%     20.24%     December 3, 1992
WRL Janus Growth.............   57.48%  23.48%     20.92%     October 2, 1986
WRL VKAM Emerging Growth.....   30.33%  20.25%     21.43%      March 1, 1993
-------------------------------------------------------------------------------

+ Ten Year Date

                                    TABLE 4
               Adjusted Historical Average Annual Total Returns*
                         (Assuming No Surrender Charge)
--------------------------------------------------------------------------------

                                                              Corresponding
                                                 10 Year        Portfolio
Portfolio                      1 Year  5 Year  or Inception   Inception Date
------------------------------------------------------------------------------
Atlas Balanced Growth.........  11.15%  N/A        7.39%    September 30, 1997
Dreyfus--Capital
 Appreciation.................  28.42% 21.87%     20.58%      April 5, 1993
Dreyfus--Disciplined Stock....  24.97%  N/A       27.40%       May 1, 1996
Dreyfus--Growth and Income....  10.27%  N/A       20.12%       May 2, 1994
Dreyfus--Quality Bond.........  4.03%   4.91%      7.48%     August 31, 1990
Dreyfus--Small Cap............ (4.77%) 11.32%     35.38%     August 31, 1990
Dreyfus Small Cap Value....... (3.53%) 10.03%     10.78%       May 4, 1993
T. Rowe Price Equity Income...  7.30%   N/A       19.91%     January 3, 1995
T. Rowe Price Growth Stock....  26.90%  N/A       26.94%     January 3, 1995
Endeavor Value Equity.........  6.08%  16.79%     15.24%       May 27, 1993
Federated High Income Bond
 Fund II......................  1.28%   N/A        7.65%     February 2, 1994
Federated Utility Fund II.....  12.38%  N/A       13.35%    February 28, 1994
WRL Janus Global..............  28.22% 17.81%     20.24%     December 3, 1992
WRL Janus Growth..............  62.21% 23.48%     20.92%     October 2, 1986
WRL VKAM Emerging Growth......  35.44% 20.25%     21.43%      March 1, 1993
------------------------------------------------------------------------------

+ Ten Year Date

* The calculation of total return performance for periods prior to inception of the subaccounts reflects deductions for the mortality and expense risk fee and administrative charge on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance that would have resulted if the subaccounts had actually been in existence since the inception of the portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION

                  THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

                                 Issued through

                      PFL LIFE VARIABLE ANNUITY ACCOUNT A

                                   Offered by
                           PFL LIFE INSURANCE COMPANY

                            4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Atlas Portfolio Builder Variable Annuity offered by PFL Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 1999 by calling Atlas at 1-800-933-2852, or by writing to Atlas Securities, Inc., 794 Davis Street, P.O. Box 1894, San Leandro, CA, 94577. You may also contact PFL Life Insurance Company at the Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the policy and the PFL Life Variable Annuity Account A.

Dated: May 1, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GLOSSARY OF TERMS..........................................................   3
THE POLICY--GENERAL PROVISIONS.............................................   6
  Owner....................................................................   6
  Entire Policy............................................................   6
  Misstatement of Age or Sex...............................................   6
  Addition, Deletion, or Substitution of Investments.......................   7
  Excess Interest Adjustment...............................................   7
  Reallocation of Policy Values After the Annuity Commencement Date........  10
  Annuity Payment Options..................................................  10
  Death Benefit............................................................  11
  Death of Owner...........................................................  14
  Assignment...............................................................  14
  Evidence of Survival.....................................................  14
  Non Participating........................................................  14
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  14
  Tax Status of the Policy.................................................  15
  Taxation of PFL..........................................................  18
INVESTMENT EXPERIENCE......................................................  19
  Accumulation Units.......................................................  19
  Annuity Unit Value and Annuity Payment Rates.............................  20
HISTORICAL PERFORMANCE DATA................................................  22
  Subaccount Yields........................................................  22
  Total Returns............................................................  23
  Other Performance Data...................................................  23
  Adjusted Historical Performance Data.....................................  24
PUBLISHED RATINGS..........................................................  24
STATE REGULATION OF PFL....................................................  24
ADMINISTRATION.............................................................  24
RECORDS AND REPORTS........................................................  24
DISTRIBUTION OF THE POLICIES...............................................  25
OTHER PRODUCTS.............................................................  25
CUSTODY OF ASSETS..........................................................  25
LEGAL MATTERS..............................................................  25
INDEPENDENT AUDITORS.......................................................  25
OTHER INFORMATION..........................................................  25
FINANCIAL STATEMENTS.......................................................  26

                             GLOSSARY OF TERMS

Accumulation Unit--An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value--An amount equal to the policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office--PFL Life Insurance Company, Financial Markets Division--Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Annuitant--The person entitled to receive annuity payments after the annuity commencement date and during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date--The date upon which annuity payments are to commence. This date may be any date at least thirty days after the policy date and may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the month following the month in which the annuitant attains age 95.

Annuity Payment Option--A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment after the annuity commencement date.

Application--A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Beneficiary--The person who has the right to the death benefit set forth in the policy.

Business Day--A day when the New York Stock Exchange is open for business.

Cash Value--The policy value, increased or decreased by any excess interest adjustment, less the surrender charge, if any.

Code--The Internal Revenue Code of 1986, as amended.

Cumulative Free Percentage--The percentage (as applied to the cumulative premium payments) which is available to the owner free of any surrender charge.

Due Proof of Death--A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to PFL, will constitute due proof of death.

Excess Interest Adjustment ("EIA")--An adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments from the guaranteed period options of the fixed account. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by or an amount was transferred to the guaranteed period option.

Fixed Account--One or more investment choices under the Policy that are part of the general assets of PFL that are not in separate accounts.

Guaranteed Period Options--The various guaranteed interest rate periods of the fixed account which may be offered by PFL into which premium payments may be paid or amounts transferred.

Investment Choices--Any of the guaranteed period options of the fixed account, the one year fixed option, and any of the subaccounts of the separate account.

Nonqualified Policy--A policy other than a qualified policy.

One Year Fixed Option--An account in the fixed account into or from which premium payments may be paid or amounts transferred, and which may be used for dollar cost averaging, asset rebalancing, other transfers and partial withdrawals.

Owner--The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the application.

Policy Date--The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value--On or before the annuity commencement date, the policy value is equal to the owner's:

 .premium payments; minus

 . partial withdrawals (including any applicable excess interest adjustments and surrender charges on such withdrawals); plus

 .interest credited in the fixed account; plus

 .accumulated gains or losses in the separate account; minus

 .any applicable premium or other taxes and transfer fees, if any.

Policy Year--A policy year begins on the policy date and on each policy anniversary.

Premium Payment--An amount paid to PFL by the owner or on the owner's behalf as consideration for the benefits provided by the policy.

Qualified Policy--A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account--The PFL Life Variable Annuity Account A, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, (the "1940 Act"), as amended, to which premium payments under the policies may be allocated.

Subaccount--A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

Successor Owner--A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Surrender Charge--The applicable contingent deferred sales charge, assessed on certain full surrenders or partial withdrawals of premium payments to cover expenses relating to the sale of the policies.

Underlying Funds--The designated portfolios of: (1) Atlas Insurance Trust; (2) Dreyfus Variable Investment Fund; (3) Endeavor Series Trust; (4) Federated Insurance Series; and (5) WRL Series Fund, Inc., which are described in the underlying fund prospectuses that are attached to this prospectus.

Valuation Period--The period of time from one determination of accumulation unit and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Variable Annuity Payments--Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice--Written notice, signed by the owner, that gives PFL the information it requires and is received at the administrative and service office. For some transactions, PFL may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements PFL establishes for such notices.

In order to supplement the description in the prospectus, the following provides additional information about PFL and the policy, which may be of interest to a prospective purchaser. Words printed in italics in this Statement of Additional Information are defined in the Glossary of Terms, found on page 3.

                         THE POLICY--GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with PFL's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

A successor owner can be named in the application or in a written notice. The successor owner will become the new owner upon the owner's death, if the owner predeceases the annuitant. If no successor owner survives the owner and the owner predeceases the annuitant, the owner's estate will become the owner.

Note Carefully. If the owner does not name a successor owner, the owner's estate will become the new owner if the owner predeceases the annuitant. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless PFL has received written notice of the trust as a successor owner signed prior to the owner's death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor owner is named in a written notice received by PFL.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have adverse tax consequences.

When there is a change of owner or successor owner, the change will take effect as of the date the owner signs the written notice, subject to any payment PFL has made or action PFL has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner's spouse) because the owner dies before the annuitant, the adjusted policy value generally must be distributed to the successor owner within five years of the owner's death, or if the first payment begins within one year of the owner's death, payments must be made for a period certain which does not exceed that successor owner's life expectancy.

Entire Policy

The policy, any endorsements thereon, and the application constitute the entire contract between PFL and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.

Misstatement Of Age Or Sex

If the age or sex of the annuitant has been misstated, PFL will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by PFL due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof satisfactory to PFL.

Addition, Deletion, or Substitution of Investments

PFL cannot and does not guarantee that any of the subaccounts or portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. PFL reserves the right to eliminate the shares of any portfolio held by a subaccount and/or to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in PFL's judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, substitutions of shares attributable to an owner's interest in a subaccount will not be made without prior notice to the owner and the prior approval of the SEC. Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by owners.

New subaccounts may be established when, in the sole discretion of PFL, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by PFL. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, PFL will notify owners and request a reallocation of the amounts invested in the eliminated subaccount. If the owner provides no such reallocation, PFL will reinvest the amounts invested in the eliminated subaccount in the subaccount that invests in another subaccount, if appropriate.

In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you withdraw from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates set by PFL have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

At the time of a full surrender, excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the amount paid into it, less any prior partial withdrawals and transfers from that guaranteed period option, plus interest at the policy's minimum guaranteed effective annual interest rate of 3%. This is referred to as the EIA floor.

The formula that will be used to determine the excess interest adjustment is:

                              S*(G-C)* (M/12)

S = Gross amount being withdrawn that is subject to the excess interest adjustment

G = Guaranteed Interest Rate applicable to S.

C = Current Guaranteed Interest Rate then being offered on new premium payments for the next longer guaranteed period than "M". If this policy form or such a guaranteed period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

M = Number of months remaining in the current guaranteed period, rounded up to the next higher whole number of months.

* = multiplication

# = exponentiation

                                 Example 1

                  (Full Surrender, Rates Increase by 3%):

  Assumptions:
-------------------------------------------------------------------------------
  Single Premium:                         $50,000
-------------------------------------------------------------------------------
  Guarantee Period:                       5 Years
-------------------------------------------------------------------------------
  Guarantee Rate:                         5.50% per annum
-------------------------------------------------------------------------------
  Full Surrender:                         Middle of policy year 3
-------------------------------------------------------------------------------
  Policy Value ("PV") before surrender    = $50,000 * (1.055)# 2.5 = $57,161.18
-------------------------------------------------------------------------------
  Surrender Charge Free Amount            = $50,000 * .3 = $15,000.00
-------------------------------------------------------------------------------
  EIA Free Amount                         = $57,161.18-$50,000 = $7,161.18
-------------------------------------------------------------------------------
  Amount Subject to EIA                   = $57,161.18-$7,161.18 = $50,000.00
-------------------------------------------------------------------------------
                                          = $50,000 * (1.03)# 2.5 =
  EIA Floor                               $53,834.80
-------------------------------------------------------------------------------
  Excess Interest Adjustment Assumptions: "G" = .055; "C" = .085; "M" = 30
-------------------------------------------------------------------------------
  Excess Interest Adjustment              = S * (G-C) * (M/12)
                                          = $50,000.00 * (.055-.085) * (30/12)
                                          = -$3,750.00, but excess interest
                                          adjustment cannot cause
                                          the adjusted policy value to fall
                                          below the EIA floor, so the
                                          adjustment is limited to: $53,834.80-
                                          $57,161.18 = -$3,326.38
-------------------------------------------------------------------------------
  Adjusted Policy Value                   = PV + EIA
                                          = $57,161.18 + (- $3,326.38) =
                                          $53,834.80
-------------------------------------------------------------------------------
                                          = ($50,000-$15,000.00) * .06 =
  Surrender Charge                        $2,100.00
-------------------------------------------------------------------------------
  Cash Value at middle of Policy Year 3   = PV + EIA-surrender charge
                                          = $57,161.18 + (-$3,326.38)-$2,100.00
                                          = $51,734.80

                                 Example 2

                  (Full Surrender, Rates Decrease by 1%):

  Assumptions:
-------------------------------------------------------------------------------
  Single Premium:                         $50,000
-------------------------------------------------------------------------------
  Guarantee Period:                       5 Years
-------------------------------------------------------------------------------
  Guarantee Rate:                         5.50% per annum
-------------------------------------------------------------------------------
  Full Surrender:                         Middle of policy year 3
-------------------------------------------------------------------------------
                                          = $50,000 * (1.055) #
  Policy Value before surrender           2.5 = $57,161.18
-------------------------------------------------------------------------------
  Surrender Charge Free Amount            = $50,000 * .30 = $15,000.00
-------------------------------------------------------------------------------
  EIA Free Amount                         = $57,161.18 - $50,000 = $7,161.18
-------------------------------------------------------------------------------
  Amount Subject to EIA                   = $57,161.18 - $7,161.18 = $50,000.00
-------------------------------------------------------------------------------
                                          = $50,000 * (1.03) #
  EIA Floor                                2.5 = $53,834.80
  Excess Interest Adjustment Assumptions: "G" = .055; "C" = .045; "M" = 30
-------------------------------------------------------------------------------
  Excess Interest Adjustment              = S * (G - C) * (M/12)
                                          = $50,000 * (.055 - .045) * (30/12)
                                          = $1,250.00
-------------------------------------------------------------------------------
  Adjusted Policy Value                   = PV + EIA
                                          = $57,161.18 + $1,250.00 = $58,411.18
-------------------------------------------------------------------------------
                                          = ($50,000 - $15,000.00) *
  Surrender Charge                        .06 = $2,100.00
-------------------------------------------------------------------------------
  Cash Value at middle of Policy Year 3   = PV + EIA-surrender charge
                                          = $57,161.18 + $1,250 -
                                           $2,100.00 = $56,311.18

On a partial withdrawal, PFL will pay the owner the full amount of withdrawal requested (as long as the policy value is sufficient).

                                 Example 3

                (Partial Withdrawal, Rates Increase by 1%):


  Assumptions:
----------------------------------------------------------------------------------------
    Single Premium:         $50,000
----------------------------------------------------------------------------------------
    Guarantee Period:       5 Years
----------------------------------------------------------------------------------------
    Guarantee Rate:         5.50% per annum
----------------------------------------------------------------------------------------
    Partial Withdrawal:     $30,000; Middle of policy year 3
----------------------------------------------------------------------------------------
  Policy Value before
   withdrawal               = $50,000 * (1.055) # 2.5 = $57,161.18
----------------------------------------------------------------------------------------
  Surrender Charge Free
   Amount                   = $50,000.00 * .30 = $15,000.00
----------------------------------------------------------------------------------------
  EIA Free Amount           = $57,161.18 - $50,000 = $7,161.18
----------------------------------------------------------------------------------------
  "S"                       = $30,000 - $7,161.18 = $22,838.82
----------------------------------------------------------------------------------------
  Excess Interest Adjust-
   ment                     = $22,838.82 * (.055 - .065) * (30/12) = -$570.97
----------------------------------------------------------------------------------------
  Surrender Charge          = [($30,000.00 - $15,000.00) - (-$570.97)] * (.06) = $934.26
----------------------------------------------------------------------------------------
  Gross Partial Withdraw-
   al:                      = $30,000.00 - (-$570.97) + $934.26 = $31,505.23
----------------------------------------------------------------------------------------
  Policy Value after with-
   drawal                   = $57,161.18 - [$30,000.00 - (-$570.97) + ($934.26)]
                            = $57,161.18 - $31,505.23 = $25,655.95

                                 Example 4

                (Partial Withdrawal, Rates Decrease by 1%):

  Assumptions:
-------------------------------------------------------------------------------------
    Single Premium:         $50,000
-------------------------------------------------------------------------------------
    Guarantee Period:       5 Years
-------------------------------------------------------------------------------------
    Guaranteed Rate:        5.50% per annum
-------------------------------------------------------------------------------------
    Partial Surrender:      $30,000; Middle of policy year 3
-------------------------------------------------------------------------------------
  Policy Value before
   withdrawal               = $50,000 * (1.055) # 2.5 = $57,161.18
-------------------------------------------------------------------------------------
  Surrender Charge Free
   Amount                   = $50,000.00 * .30 = $15,000.00
-------------------------------------------------------------------------------------
  EIA Free Amount           = $57,161.18 - $50,000 = $7,161.18
-------------------------------------------------------------------------------------
  "S"                       = $30,000.00 - $7,161.18 = $22,838.82
-------------------------------------------------------------------------------------
  Excess Interest
   Adjustment               = $22,838.82 * (.055 - .045) * (30/12) = $570.97
-------------------------------------------------------------------------------------
  Surrender Charge          = [($30,000.00 - $15,000.00) - $570.97] * (.06) = $865.74
-------------------------------------------------------------------------------------
  Gross Partial Withdrawal  = $30,000.00 - ($570.97) + $865.74 = $30,294.77
-------------------------------------------------------------------------------------
  Policy Value after
   withdrawal               = $57,161.18 - [$30,000.00 - ($570.97) + $865.74]
                            = $57,161.18 - $30,294.77 = $26,866.41


Reallocation Of Policy Values After The Annuity Commencement Date

After the annuity commencement date, the owner may reallocate the value of a designated number of annuity units of a subaccount of the mutual fund account then credited to a policy into an equal value of annuity units of one or more other subaccounts of the mutual fund account, or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to PFL's administrative and service office. There is no charge assessed in connection with such reallocation. PFL reserves the right to limit the number of times a reallocation of policy value may be made in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but written notice of any election or change of election must be received by PFL at its administrative and service office at least thirty (30) days prior to the annuity commencement date. If no election is made prior to the annuity commencement date, annuity payments will be made under (i) Payment Option 3, life income with fixed (level) payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (ii) under Payment Option 3, life income with variable payments for 10 years certain using the existing policy value of the separate account, or (iii) in a combination of (i) and (ii).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount PFL has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells PFL in writing and PFL agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The tables are based on a 5% effective annual Assumed Investment Return and the "1983 Table a" (male, female, and unisex if required by law) mortality table improved to the year 2000 with projection Scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as follows:

          Annuity
     Commencement Date               Adjusted Age
     -----------------               ------------
         Before 2001             Actual Age
         2001-2010               Actual Age minus 1
         2011-2020               Actual Age minus 2
         2021-2030               Actual Age minus 3
         2031-2040               Actual Age minus 4
         After 2040              As determined by PFL

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units that are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Withdrawal. The amount of your Guaranteed Minimum Death Benefit is reduced due to a partial withdrawal called the adjusted partial withdrawal. The reduction amount depends on the relationship between your Guaranteed Minimum Death Benefit and policy value. The adjusted partial withdrawal is (1) multiplied by (2), where:

    (1) is the gross partial withdrawal, where gross partial withdrawal=requested withdrawal--excess interest adjustment + surrender charges on (excess partial withdrawal--excess interest adjustment); and

    (2) is the adjustment factor, which is the current death benefit prior to withdrawal divided by the current policy value prior to withdrawal.

The following examples describe the effect of a withdrawal on the Guaranteed Minimum Death Benefit and policy value.

                                 EXAMPLE 1

                        (Assumed Facts for Example)

-------------------------------------------------------------------------------
  $75,000 current Guaranteed Minimum Death Benefit (GMDB) before withdrawal
-------------------------------------------------------------------------------
  $50,000 current policy value before withdrawal
-------------------------------------------------------------------------------
  $75,000 current death benefit (larger of policy value and GMDB)
-------------------------------------------------------------------------------
  6%      current surrender charge percentage
-------------------------------------------------------------------------------
  $15,000 requested withdrawal
-------------------------------------------------------------------------------
          surrender charge--free amount (assumes 20% cumulative free percentage
  $10,000 is available)
-------------------------------------------------------------------------------
  $ 5,000 excess partial withdrawal (EPW) (amount subject to surrender charge)
-------------------------------------------------------------------------------
  $   100 excess interest adjustment--
          (assumes interest rates have decreased since initial guarantee)
-------------------------------------------------------------------------------
  $   294 surrender charge on (EPW less EIA) = 0.06*(5000 - 100)
-------------------------------------------------------------------------------
          reduction in policy value due to excess partial withdrawal  = 5000-
  $ 5,194 100 + 294
-------------------------------------------------------------------------------
  $22,791 adjusted partial withdrawal  = 15,194 * (75,000/50,000)
-------------------------------------------------------------------------------
  $52,209 New GMDB (after withdrawal) = 75,000-22,791
-------------------------------------------------------------------------------
  $34,806 New policy value (after withdrawal) = 50,000-10,000-5,194


 Summary:
 Reduction in guaranteed minimum death benefit = $22,791
 Reduction in policy value                     = $15,194

Note, Guaranteed Minimum Death Benefit is reduced more than the policy value since the Guaranteed Minimum Death Benefit was greater than the policy value just prior to the withdrawal.

                                 EXAMPLE 2

                        (Assumed Facts for Example)

-------------------------------------------------------------------------------
  $50,000 current Guaranteed Minimum Death Benefit (GMDB) before withdrawal
-------------------------------------------------------------------------------
  $75,000 current policy value before withdrawal
-------------------------------------------------------------------------------
  $75,000 current death benefit (larger of policy value and GMDB)
-------------------------------------------------------------------------------
  6%      current surrender charge percentage
-------------------------------------------------------------------------------
  $15,000 requested withdrawal
-------------------------------------------------------------------------------
          surrender charge--free amount (assumes 15% cumulative free percentage
  $11,250 is available)
-------------------------------------------------------------------------------
  $ 3,750 excess partial withdrawal (EPW) (amount subject to surrender charge)
-------------------------------------------------------------------------------
  $  -100 excess interest adjustment--
          (assumes interest rates have increased since initial guarantee)
-------------------------------------------------------------------------------
  $   231 surrender charge on (EPW less EIA) = 0.06*[(3750 - (-100))]
-------------------------------------------------------------------------------
          reduction in policy value due to EPW = 3750 - (-
  $ 4,081 100) + 231 = 3750 + 100 + 231
-------------------------------------------------------------------------------
  $15,331 adjusted partial withdrawal = $15,331 * (75,000/75,000)
-------------------------------------------------------------------------------
  $34,669 New GMDB (after withdrawal) = 50,000 - 15,331
-------------------------------------------------------------------------------
  $59,669 New policy value (after withdrawal) = 75,000 - 11,250 - 4,081


 Summary:
 Reduction in guaranteed minimum death benefit = $15,331
 Reduction in policy value                     = $15,331

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount since the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

Due proof of death of the annuitant is proof that the annuitant who is the owner died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant was the owner, and the beneficiary
--------------------------
was not the annuitant's spouse, the death benefit must (1) be distributed within five years of the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased owner's death. If the sole beneficiary is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit. (See "Certain Federal Income Tax Consequences")

If the annuitant is not the owner, and the owner dies prior to the annuity commencement date, a successor owner may surrender the policy at any time for the amount of the adjusted policy value. If the successor owner is not the deceased owner's spouse, however, the adjusted policy value must be distributed: (1) within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the successor owner's lifetime or for a period certain (so long as any period certain does not exceed the successor owner's life expectancy).

Beneficiary. The beneficiary designation in the application will remain in
------------
effect until changed. The owner may change the designated beneficiary by sending written notice to PFL. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the Notice is received by PFL. PFL will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally.

Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary; (2) the owner is not a natural person and the primary annuitant dies or is changed; or (3) any owner dies after the annuity commencement date. See "Certain Federal Income Tax Consequences" below for a detailed description of these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant, the owner may assign any rights or benefits provided by a nonqualified policy. An assignment will not be binding on PFL until a copy has been filed at its administrative and service office. The rights and benefits of the owner and beneficiary are subject to the rights of the assignee. PFL assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have adverse tax consequences.

Unless the owner so directs by filing written notice with PFL, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence Of Survival

PFL reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until PFL receives such evidence.

Non-Participating

The policy will not share in PFL's surplus earnings; no dividends will be paid.

                  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, as amended, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status Of The Policy

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order
-----------------------------
for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ((S)) 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the underlying funds and their portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in the Atlas Portfolio Builder Variable Annuity that require the underlying funds and their portfolios to be operated in compliance with the Treasury regulations.

Owner Control. In certain circumstances, owners of variable annuity contracts
--------------
may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. Several years ago, the IRS stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a policy has the choice of one or more subaccounts in which to allocate premiums and policy values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in policyowners being treated as the owners of the assets of the separate account. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the policies as necessary to attempt to prevent the policyowners from being considered the owners of a pro rata share of the assets of the separate account.

Distribution Requirements. The Code also requires that nonqualified policies
--------------------------
contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owners death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the annuity commencement date, and such owner's surviving spouse is named beneficiary, then the policy may be continued with the surviving spouse as the new owner receiving the one-time adjustment to the policy value. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as the owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a policy that is includable
------------
in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified policies, "eligible rollover distributions" from Section 401(a) plans and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Qualified Policies. The qualified policy is designed for use with several types
-------------------
of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into PFL's policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), or if the policy is a traditional individual retirement annuity, then distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

PFL makes no attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Individual Retirement Annuities. In order to qualify as a traditional
--------------------------------
individual retirement annuity under Section 408(b) of the Code, a policy must contain certain provisions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a successor owner or assign the policy as collateral security; (iii) the total premium payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; and (vii) the entire interest of the owner is non-forfeitable. Policies intended to qualify as traditional individual retirement annuities under
Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Section 408 of the Code also indicates that no part of the funds for an individual retirement account or annuity ("IRA") may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity policy that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the policy under Section 408 of the Code. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the policy, comports with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section
------------------------------------------------
408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made from assets which have been held in the account for 5 tax years and are made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000) or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are the same.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public
---------------------
school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a)
-------------------------------------------------------------
and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in an pension or profit sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually
----------------------------
providing for a qualified plan (as that term is not used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract
--------------------
held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the cash value as of the close of the taxable year and all previous distributions under the policy over (ii) the sum of the premium payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the policy. For these purposes, the policy value at year end may have to be increased by any positive excess interest adjustment which could result from a full surrender at such time. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments and the owner should contact a competent tax adviser with respect to the potential tax consequences of an excess interest adjustment. Notwithstanding the preceding sentences in that paragraph, Section 72(u) of the Code does not apply to (i) a policy the nominal owner of which is not a natural person but the beneficial owner of which is a natural person,
(ii) a policy acquired by the estate of a decedent by reason of such decedent's death, (iii) a qualified policy (other than one qualifying under Section 457) or (iv) a single-payment annuity the commencement date for which is no later than one year from the date of the single premium payment; such policies are taxed as described in the prospectus.

Taxation of PFL

PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. PFL does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by PFL with respect to the separate account, PFL may make a charge to the separate account.

                             INVESTMENT EXPERIENCE

A "Net Investment Factor" is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying funds less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the application is completed, whichever is later. The value of an accumulation unit was arbitrarily established at $1.000000 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of business on each day the New York Stock Exchange is open for trading.

An index (the "Net Investment Factor") which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same from one valuation period to the next. The owner bears this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The Net Investment Factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is the net result of:

    (1) the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

    (2) the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

    (3) a per share charge or credit for any taxes determined by PFL to have resulted from the investment operations of the subaccount;

  (b) the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

  (c) is the charge for mortality and expense risk during the valuation period (equal to an annual rate of 1.25%) of the daily net asset value of the subaccount, plus the .15% administrative charge.

              Illustration Of Accumulation Unit Value Calculations

       Formula And Illustration For Determining The Net Investment Factor

Investment Experience Factor  = (A + B - C) - E
                                -----------
                                     D

  Where: A   = The Net Asset Value of an underlying fund share as of the end of the current valuation period.
            Assume........................................................   A = $11.57
  B          = The per share amount of any dividend or capital gains
              distribution since the end of the immediately preceding
              valuation period.
            Assume........................................................   B =  0
  C          = The per share charge or credit for any taxes reserved for at the end of the current valuation period.
            Assume........................................................   C =  0
  D          = The Net Asset Value of an underlying fund share at the end of the immediately preceding valuation period.
            Assume........................................................   D = $11.40
  E          = The daily deduction for the mortality and expense risk fee and administrative charge, which totals 1.40% on an annual basis.
            On a daily basis..............................................    = .0000380909

Then, the Investment Experience Factor =

                                11.57 + 0 - 0 - .0000380909 = Z = 1.0148741898
                                ---------------------------
                                              11.40

        Formula And Illustration For Determining Accumulation Unit Value

Accumulation Unit Value = A * B

  Where: A   = The accumulation unit value for the immediately preceding valuation period.
            Assume........................................................     = $X
  B          = The Net Investment Factor for the current valuation period.
            Assume........................................................     = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $1.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

    (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

    (b) is the net investment factor for that subaccount for the valuation period; and

    (c) is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

  (i) is the result of:

    (1) the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

    (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

    (3) a per share charge or credit for any taxes reserved for, which PFL determines to have resulted from the investment operations of the subaccount.

  (ii) is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

  (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.40% of the net asset value of that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

              Illustration Of Calculations For Annuity Unit Value
                         And Variable Annuity Payments

          Formula And Illustration For Determining Annuity Unit Value

Annuity unit value = A * B * C

          = Annuity unit value for the immediately preceding valuation
 Where: A period.
          Assume.......................................................  = $ X
        B = Investment Experience Factor for the valuation period for which the annuity unit value is being calculated.
          Assume.......................................................    = Y
        C = A factor to neutralize the assumed interest rate of 5%
           built into the annuity tables used.
          Assume.......................................................    = Z

Then, the annuity unit value is: $ X * Y * Z = $ Q

                Formula And Illustration For Determining Amount
                   Of First Monthly Variable Annuity Payment

First Monthly Variable Annuity Payment = A * B
                               $1,000

 Where: A = The policy value as of the annuity commencement date.
            Assume.....................................................  = $ X
 B =        The annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant
            according to the tables contained in the policy.
            Assume.....................................................  = $ Y

Then, the first monthly variable annuity payment = $ X * $ Y = $Z
                                                   ---------
                                                     1,000

      Formula And Illustration For Determining The Number Of Annuity Units
              Represented By Each Monthly Variable Annuity Payment

Number of annuity units = A
                        ----
                          B

            The dollar amount of the first monthly variable annuity
 Where: A = payment.
            Assume.....................................................  = $ X
 B =        The annuity unit value for the valuation date on which the first monthly payment is due.
            Assume.....................................................  = $ Y

Then, the number of annuity units = $ X = Z
                                    ----
                                    $ Y


                          HISTORICAL PERFORMANCE DATA

Subaccount Yields

PFL may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts of the separate account for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charge and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

                Yield = 2 * ((((NI-ES)/(U * UV)) + 1)/6/-1)

Where:

NI = Net investment income of the subaccount for the 30-day period attributable to the subaccount's unit.

ES = Expenses of the subaccount for the 30-day period.

U = The average number of units outstanding.

UV = The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount of the separate account will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount of premium payments withdrawn based on the number of years since the policy date. However, surrender charges will not be assessed after the fifth policy year.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

PFL may from time to time also advertise or disclose total returns for one or more of the subaccounts of the separate account for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which PFL calculates on each business day based on the performance of the subaccount's underlying portfolio, and the deductions for the mortality and expense risk fee and the administrative charge. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                               P (1 + T) N = ERV

Where:

T= The average annual total return net of subaccount recurring charges.

ERV= The ending redeemable value of the hypothetical account at the end of the period.

P= A hypothetical initial payment of $1,000.

N= The number of years in the period.

Other Performance Data

PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

PFL may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:

CTR= The cumulative total return net of subaccount recurring charges for the period.

ERV= The ending redeemable value of the hypothetical investment at the end of the period.

P= A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the separate account commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that were in effect at the inception of the subaccounts.

                             PUBLISHED RATINGS

PFL may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL and they should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services, Moody's Investors Service or Duff & Phelps Credit Rating Co. may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations such as debt or commercial paper obligations.

                            STATE REGULATION OF PFL

PFL is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine PFL's contract liabilities and reserves so that the Division may determine the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, PFL is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                 ADMINISTRATION

PFL performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

                              RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by PFL. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, PFL will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                          DISTRIBUTION OF THE POLICIES

The policies are offered to the public through Atlas Securities, Inc., a licensed broker-dealer under the federal securities laws and a licensed agent under state insurance laws. The offering of the policies is continuous and PFL and Atlas do not anticipate discontinuing the offering of the policies. However, PFL and Atlas reserve the right to discontinue the offering of the policies.

AFSG Securities Corporation, an affiliate of PFL, is the principal underwriter of the policies and may enter into agreements with broker-dealers for the distribution of the policies. Prior to April 30, 1998, AEGON USA Securities, Inc. (also an affiliate of PFL) was the principal underwriter. During 1998 and 1997 the amount paid to AFSG Securities Corporation, AEGON USA Securities, Inc. and/or the broker-dealers for their services was $3,918,406.04 and $628,439.24. No fees had been paid to any broker/dealers for their services prior to 1997.

                              OTHER PRODUCTS

PFL makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

                               CUSTODY OF ASSETS

The assets of each of the subaccounts of the separate account are held by PFL. The assets of each of the subaccounts of the separate account are segregated and held separate and apart from the assets of the other subaccounts and from PFL's general account assets. PFL maintains records of all purchases and redemptions of shares of the underlying funds held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by PFL's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                                 LEGAL MATTERS

Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the policies has been provided to PFL by Sutherland Asbill & Brennan LLP, of Washington D.C.

                              INDEPENDENT AUDITORS

The statutory-basis financial statements and schedules of PFL as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of subaccounts of PFL Life Variable Annuity Account A,which are available for investment by the Atlas Portfolio Builder Variable Annuity contract owners as of December 31, 1998, and for the year then ended and the period September 30, 1997 (commencement of operations) to December 31, 1997, included in this Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309.

                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

The values of the interest of owners in the separate account will be affected solely by the investment results of the selected subaccount(s). The statutory-basis financial statements of PFL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of PFL to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     FINANCIAL STATEMENTS--STATUTORY BASIS

                           PFL LIFE INSURANCE COMPANY

                  Years ended December 31, 1998, 1997 and 1996
                      with Report of Independent Auditors

                           PFL LIFE INSURANCE COMPANY

                     FINANCIAL STATEMENTS--STATUTORY BASIS

                  Years ended December 31, 1998, 1997 and 1996

                                    Contents

Report of Independent Auditors..............................................   1
Audited Financial Statements
  Balance Sheets--Statutory Basis...........................................   2
  Statements of Operations--Statutory Basis.................................   3
  Statements of Changes in Capital and Surplus--Statutory Basis.............   4
  Statements of Cash Flows--Statutory Basis.................................   5
  Notes to Financial Statements--Statutory Basis............................   6
Statutory-Basis Financial Statement Schedules
  Summary of Investments--Other Than Investments in Related Parties.........  24
  Supplementary Insurance Information.......................................  25
  Reinsurance...............................................................  26

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Report of Independent Auditors

The Board of Directors
PFL Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 19, 1999

                           PFL LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS
                (Dollars in thousands, except per share amounts)

                                                                  December 31
                                                             ---------------------
                                                                1998       1997
                                                             ---------- ----------
                      ADMITTED ASSETS
                      ---------------
Cash and invested assets:
 Cash and short-term investments............................ $   83,289 $   23,939
 Bonds......................................................  4,822,442  4,913,144
 Stocks:
   Preferred................................................     14,754      2,750
   Common (cost: 1998--$34,731; 1997--$33,058)..............     49,448     42,345
   Affiliated entities (cost: 1998--$8,060; 1997--$10,798)..      5,613      8,031
 Mortgage loans on real estate..............................  1,012,433    935,207
 Real estate, at cost less accumulated depreciation ($9,500
  in 1998; $8,655 in 1997):
   Home office properties...................................      8,056      8,283
   Properties acquired in satisfaction of debt..............     11,778     11,814
   Investment properties....................................     44,325     36,416
 Policy loans...............................................     60,058     57,136
 Other invested assets......................................     76,482     29,864
                                                             ---------- ----------
     Total cash and invested assets.........................  6,188,678  6,068,929
Premiums deferred and uncollected...........................     15,318     16,101
Accrued investment income...................................     65,308     69,662
Receivable from affiliate...................................        643        --
Federal income taxes recoverable............................        639        --
Transfers from separate accounts............................     70,866     60,193
Other assets................................................     29,511     37,624
Separate account assets.....................................  3,348,611  2,517,365
                                                             ---------- ----------
     Total admitted assets.................................. $9,719,574 $8,769,874
                                                             ========== ==========
            LIABILITIES AND CAPITAL AND SURPLUS
            -----------------------------------
Liabilities:
 Aggregate reserves for policies and contracts:
   Life..................................................... $1,357,175 $  884,018
   Annuity..................................................  3,925,293  4,204,125
   Accident and health......................................    205,736    169,328
 Policy and contract claim reserves:
   Life.....................................................      9,101      8,635
   Accident and health......................................     48,906     57,713
 Other policyholders' funds.................................    162,266    143,831
 Remittances and items not allocated........................     19,690    153,745
 Asset valuation reserve....................................     91,588     69,825
 Interest maintenance reserve...............................     50,575     30,287
 Federal income taxes payable...............................        --       1,889
 Short-term notes payable to affiliates.....................      9,421     16,400
 Other liabilities..........................................     76,766     75,070
 Payable for securities.....................................     57,645        --
 Payable to affiliates......................................        --      13,240
 Separate account liabilities...............................  3,342,884  2,512,406
                                                             ---------- ----------
     Total liabilities......................................  9,357,046  8,340,512
Commitments and contingencies
Capital and surplus:
 Common stock, $10 par value, 500 shares authorized, 266
  issued and outstanding....................................      2,660      2,660
 Paid-in surplus............................................    154,282    154,282
 Unassigned surplus.........................................    205,586    272,420
                                                             ---------- ----------
     Total capital and surplus..............................    362,528    429,362
                                                             ---------- ----------
     Total liabilities and capital and surplus.............. $9,719,574 $8,769,874
                                                             ========== ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (Dollars in thousands)

                                                 Year Ended December 31
                                            ----------------------------------
                                               1998        1997        1996
                                            ----------  ----------  ----------
Revenues:
  Premiums and other considerations, net
   of reinsurance:
    Life..................................  $  516,111  $  202,435  $  204,872
    Annuity...............................     667,920     657,695     725,966
    Accident and health...................     178,593     207,982     227,862
  Net investment income...................     446,984     446,424     428,337
  Amortization of interest maintenance re-
   serve..................................       8,656       3,645       2,434
  Commissions and expense allowances on
   reinsurance ceded......................      32,781      49,859      73,931
                                            ----------  ----------  ----------
                                             1,851,045   1,568,040   1,663,402
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health bene-
     fits.................................     135,184     146,583     147,024
    Surrender benefits....................     732,796     658,071     512,810
    Other benefits........................     152,209     126,495     101,288
  Increase (decrease) in aggregate
   reserves for policies and contracts:
    Life..................................     473,158     149,575     140,126
    Annuity...............................    (278,665)   (203,139)    188,002
    Accident and health...................      36,407      30,059      26,790
    Other.................................      17,550      16,998      19,969
                                            ----------  ----------  ----------
                                             1,268,639     924,642   1,136,009
Insurance expenses:
  Commissions.............................     136,569     157,300     177,466
  General insurance expenses..............      48,018      57,571      57,282
  Taxes, licenses and fees................      19,166       8,715      13,889
  Net transfers to separate accounts......     265,702     297,480     171,785
  Other expenses..........................       1,016         119         526
                                            ----------  ----------  ----------
                                               470,471     521,185     420,948
                                            ----------  ----------  ----------
                                             1,739,110   1,445,827   1,556,957
                                            ----------  ----------  ----------
Gain from operations before federal income
 tax expense and net realized capital
 gains (losses) on investments............     111,935     122,213     106,445
Federal income tax expense................      49,835      43,381      41,177
                                            ----------  ----------  ----------
Gain from operations before net realized
 capital gains (losses) on investments....      62,100      78,832      65,268
Net realized capital gains (losses) on
 investments (net of related federal
 income taxes and amounts transferred to
 interest maintenance reserve)............       3,398       7,159      (3,503)
                                            ----------  ----------  ----------
Net income................................  $   65,498  $   85,991  $   61,765
                                            ==========  ==========  ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (Dollars in thousands)

                                                                        Total
                                                                       Capital
                                          Common Paid-in  Unassigned     and
                                          Stock  Surplus   Surplus     Surplus
                                          ------ -------- ----------  ---------
Balance at January 1, 1996............... $2,660 $154,129 $ 220,739   $ 377,528
  Net income.............................    --       --     61,765      61,765
  Change in net unrealized capital
   gains.................................    --       --      2,351       2,351
  Change in non-admitted assets..........    --       --       (148)       (148)
  Change in asset valuation reserve......    --       --    (10,930)    (10,930)
  Dividend to stockholder................    --       --    (20,000)    (20,000)
  Prior period adjustment................    --       --      5,025       5,025
  Surplus effect of sales of divisions...    --       --       (384)       (384)
  Surplus effect of ceding commissions
   associated with the sale of a
   division..............................    --       --         29          29
  Amendment of reinsurance agreement.....    --       --        421         421
  Change in liability for reinsurance in
   unauthorized companies................    --       --      2,690       2,690
                                          ------ -------- ---------   ---------
Balance at December 31, 1996.............  2,660  154,129   261,558     418,347
  Capital contribution...................    --       153       --          153
  Net income.............................    --       --     85,991      85,991
  Change in net unrealized capital
   gains.................................    --       --      3,592       3,592
  Change in non-admitted assets..........    --       --       (481)       (481)
  Change in asset valuation reserve......    --       --    (14,974)    (14,974)
  Dividend to stockholder................    --       --    (62,000)    (62,000)
  Surplus effect of sale of a division...    --       --       (161)       (161)
  Surplus effect of ceding commissions
   associated with the sale of a
   division..............................    --       --          5           5
  Amendment of reinsurance agreement.....    --       --        389         389
  Surplus effect of reinsurance
   agreement.............................    --       --        402         402
  Change in liability for reinsurance in
   unauthorized companies................    --       --     (1,901)     (1,901)
                                          ------ -------- ---------   ---------
Balance at December 31, 1997.............  2,660  154,282   272,420     429,362
  Net income.............................    --       --     65,498      65,498
  Change in net unrealized capital
   gains.................................    --       --      4,504       4,504
  Change in non-admitted assets..........    --       --       (260)       (260)
  Change in asset valuation reserve......    --       --    (21,763)    (21,763)
  Dividend to stockholder................    --       --   (120,000)   (120,000)
  Increase in liability for reinsurance
   in unauthorized companies.............    --       --      2,036       2,036
  Tax benefit on stock options
   exercised.............................    --       --      2,476       2,476
  Change in surplus in separate
   accounts..............................    --       --        675         675
                                          ------ -------- ---------   ---------
Balance at December 31, 1998............. $2,660 $154,282 $ 205,586   $ 362,528
                                          ====== ======== =========   =========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (Dollars in thousands)

                                               Year Ended December 31
                                         -------------------------------------
                                            1998         1997         1996
                                         -----------  -----------  -----------
Operating Activities
Premiums and other considerations, net
 of reinsurance......................... $ 1,396,428  $ 1,119,936  $ 1,240,748
Net investment income...................     469,246      452,091      431,456
Life and accident and health claims.....    (138,249)    (154,383)    (147,556)
Surrender benefits and other fund
 withdrawals............................    (732,796)    (658,071)    (512,810)
Other benefits to policyholders.........    (152,167)    (126,462)    (101,254)
Commissions, other expenses and other
 taxes..................................    (197,135)    (225,042)    (248,321)
Net transfers to separate accounts......    (276,375)    (319,146)    (210,312)
Federal income taxes....................     (72,176)     (47,909)     (35,551)
Cash paid in conjunction with an
 amendment of a reinsurance agreement...         --        (4,826)      (5,812)
Cash received in connection with a
 reinsurance agreement..................         --         1,477          --
Other, net..............................     (93,095)      89,693      (41,677)
Net cash provided by operating
 activities.............................     203,681      127,358      368,911
Investing Activities
Proceeds from investments sold, matured
 or repaid:
  Bonds and preferred stocks............   3,347,174    3,284,095    2,112,831
  Common stocks.........................      34,564       34,004       27,214
  Mortgage loans on real estate.........     192,210      138,162       74,351
  Real estate...........................       5,624        6,897       18,077
  Cash received from ceding commissions
   associated with the sale of a
   division.............................         --             8           45
  Other.................................       7,210       57,683       22,568
                                         -----------  -----------  -----------
                                           3,586,782    3,520,849    2,255,086
Cost of investments acquired:
  Bonds and preferred stocks............  (3,251,822)  (3,411,442)  (2,270,105)
  Common stocks.........................     (36,379)     (37,339)     (29,799)
  Mortgage loans on real estate.........    (257,039)    (159,577)    (324,381)
  Real estate...........................     (11,458)      (2,013)        (222)
  Policy loans..........................      (2,922)      (2,922)      (1,539)
  Cash paid in association with the sale
   of a division........................         --          (591)        (662)
  Other.................................     (44,514)     (15,674)      (6,404)
                                         -----------  -----------  -----------
                                          (3,604,134)  (3,629,558)  (2,633,112)
                                         -----------  -----------  -----------
Net cash used in investing activities...     (17,352)    (108,709)    (378,026)
Financing Activities
Issuance (repayment) of short-term
 intercompany notes payable............. $    (6,979) $    16,400  $       --
Capital contribution....................         --           153          --
Dividends to stockholder................    (120,000)     (62,000)     (20,000)
                                         -----------  -----------  -----------
Net cash used in financing activities...    (126,979)     (45,447)     (20,000)
                                         -----------  -----------  -----------
Increase (decrease) in cash and short-
 term investments.......................      59,350      (26,798)     (29,115)
Cash and short-term investments at
 beginning of year......................      23,939       50,737       79,852
                                         -----------  -----------  -----------
Cash and short-term investments at end
 of year................................ $    83,289  $    23,939  $    50,737
                                         ===========  ===========  ===========

                            See accompanying notes.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

                            (Dollars in thousands)
                               December 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

  PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  In connection with the sale of certain affiliated business units, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

 . During 1996, the Company sold its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction resulted in the transfer of substantially all employees and office facilities to United Insurance Companies, Inc. ("UICI"). All inforce business will continue to be shared by UICI and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of UICI and will not be shared with the Company and its affiliates through coinsurance arrangements. As a result of the sale, during 1996 the Company transferred $123 in assets, substantially all of which was cash, and $70 of liabilities. The difference between the assets and liabilities of $(53) plus a tax credit of $19 was charged directly to unassigned surplus. During 1997, the Company transferred $591 in assets, substantially all of which was cash and $343 of liabilities. The difference between the assets and liabilities of $(248) net of a tax credit of $87 was charged directly to unassigned surplus.

 . On January 1, 1994, the Company entered into an agreement with a non-affiliate reinsurer to annually increase reinsurance ceded (primarily group health business) by 2 1/2% through 1997. As a result, during 1996, the Company transferred $5,991 in assets, including $5,812 of cash and short-term investments and liabilities of $6,146. The difference between the assets and liabilities of $155, plus a tax credit of $266 was credited directly to unassigned surplus. During 1997, the Company transferred $5,045 in assets, including $4,826 of cash and short-term investments, and liabilities of $5,164. The difference between the assets and liabilities of $119 plus a tax credit of $270 was credited directly to unassigned surplus.

 . During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. During 1996, the Company paid $539 in association with this sale; the payment, net of a tax credit of $189, was charged directly to unassigned surplus. In addition, the Company received from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1996, the Company received $45 for ceding commissions; the commissions net of the related tax effect of $(16) were charged directly to unassigned surplus. Also, during 1996, the Company paid $539 in association with this sale; this payment, net of a tax credit of $189, was charged directly to unassigned surplus. In 1997,

                          PFL LIFE INSURANCE COMPANY
   the Company received $8 for ceding commissions; the commissions net of the related tax effect of $3 were credited directly to unassigned surplus.

 . During 1997, the Company entered into a reinsurance agreement with a non-affiliate. As a result of the agreement, the Company received $1,480 of assets, including $1,477 of cash and short-term securities, and $861 of liabilities. The difference between the assets and liabilities of $619, net of a tax effect of $217 was credited directly to unassigned surplus.

Nature of Business

  The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet;
(f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products

                          PFL LIFE INSURANCE COMPANY
consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

  In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is unclear whether the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

  Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under

                          PFL LIFE INSURANCE COMPANY
a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1998, 1997 and 1996, the Company excluded investment income due and accrued of $102, $177 and $1,541, respectively, with respect to such practices.

  The Company uses interest rate swaps and caps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

  The Company has entered into an interest rate cap agreement to hedge the exposure of changing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other invested assets.

Aggregate Policy Reserves

  Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

  Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                          PFL LIFE INSURANCE COMPANY

Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

  Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $345,319, $281,095 and $227,864 in 1998, 1997 and 1996, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

Stock Option Plan

  AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

  Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standard ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the

                          PFL LIFE INSURANCE COMPANY
disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate cap and interest rate swaps: Estimated fair value of the interest rate cap is based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                           PFL LIFE INSURANCE COMPANY

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                    December 31
                                    -------------------------------------------
                                            1998                  1997
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
Admitted Assets
Cash and short-term investments.... $   83,289 $   83,289 $   23,939 $   23,939
Bonds..............................  4,822,442  4,900,516  4,913,144  5,046,527
Preferred stocks...................     14,754     14,738      2,750      8,029
Common stocks......................     49,448     49,448     42,345     42,345
Affiliated common stock............      5,613      5,613      8,031      8,031
Mortgage loans on real estate......  1,012,433  1,089,315    935,207    983,720
Policy loans.......................     60,058     60,058     57,136     57,136
Interest rate cap..................      4,445        725      5,618      1,513
Interest rate swaps................      1,916      6,667        --       2,546
Separate account assets............  3,348,611  3,348,611  2,517,365  2,517,365

Liabilities
Investment contract liabilities....  4,084,683  4,017,509  4,345,181  4,283,461
Separate account liabilities.......  3,271,005  3,213,251  2,452,205  2,452,205

3. INVESTMENTS

  The carrying value and estimated fair value of investments in debt securities were as follows:

                                                 Gross      Gross
                                     Carrying  Unrealized Unrealized Estimated
                                      Value      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
December 31, 1998
Bonds:
  United States Government and
   agencies........................ $  150,085  $  2,841   $   321   $  152,605
  State, municipal and other
   government......................     62,948       918     1,651       62,215
  Public utilities.................    139,732     5,053     2,555      142,230
  Industrial and miscellaneous.....  2,068,086    78,141    34,493    2,111,734
  Mortgage and other asset-backed
   securities......................  2,401,591    45,185    15,044    2,431,732
                                    ----------  --------   -------   ----------
                                     4,822,442   132,138    54,064    4,900,516
Preferred stocks...................     14,754        75        91       14,738
                                    ----------  --------   -------   ----------
                                    $4,837,196  $132,213   $54,155   $4,915,254
                                    ==========  ========   =======   ==========

                          PFL LIFE INSURANCE COMPANY

                                                 Gross      Gross
                                     Carrying  Unrealized Unrealized Estimated
                                      Value      Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
December 31, 1997
Bonds:
  United States Government and
   agencies........................ $  188,241  $  2,562   $    21   $  190,782
  State, municipal and other
   government......................     61,532     2,584     1,774       62,342
  Public utilities.................    121,582     5,384     2,952      124,014
  Industrial and miscellaneous.....  1,955,587    85,233     7,752    2,033,068
  Mortgage and other asset-backed
   securities......................  2,586,202    55,382     5,263    2,636,321
                                    ----------  --------   -------   ----------
                                     4,913,144   151,145    17,762    5,046,527
Preferred stocks...................      2,750     5,279       --         8,029
                                    ----------  --------   -------   ----------
                                    $4,915,894  $156,424   $17,762   $5,054,556
                                    ==========  ========   =======   ==========

  The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Carrying  Estimated
                                                            Value    Fair Value
                                                          ---------- ----------
   Due in one year or less............................... $  151,747 $  148,410
   Due after one year through five years.................  1,211,064  1,232,329
   Due after five years through ten years................    753,543    761,787
   Due after ten years...................................    304,497    326,258
                                                          ---------- ----------
                                                           2,420,851  2,468,784
   Mortgage and other asset-backed securities............  2,401,591  2,431,732
                                                          ---------- ----------
                                                          $4,822,442 $4,900,516
                                                          ========== ==========

  A detail of net investment income is presented below:

                                                       Year Ended December 31
                                                     --------------------------
                                                       1998     1997     1996
                                                     -------- -------- --------
Interest on bonds and notes......................... $374,478 $373,496 $364,356
Dividends on equity investments.....................    1,357    1,460    1,436
Interest on mortgage loans..........................   77,960   80,266   69,418
Rental income on real estate........................    6,553    7,501    9,526
Interest on policy loans............................    4,080    3,400    3,273
Other investment income.............................    2,576      613    1,799
                                                     -------- -------- --------
Gross investment income.............................  467,004  466,736  449,808
Investment expenses.................................   20,020   20,312   21,471
                                                     -------- -------- --------
Net investment income............................... $446,984 $446,424 $428,337
                                                     ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  Year Ended December 31
                                             ----------------------------------
                                                1998        1997        1996
                                             ----------  ----------  ----------
Proceeds.................................... $3,347,174  $3,284,095  $2,112,831
                                             ==========  ==========  ==========
Gross realized gains........................ $   48,760  $   30,094  $   19,876
Gross realized losses.......................     (8,072)    (17,265)    (19,634)
                                             ----------  ----------  ----------
Net realized gains.......................... $   40,688  $   12,829  $      242
                                             ==========  ==========  ==========

  At December 31, 1998, investments with an aggregate carrying value of $5,935,160 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                           Realized
                                                   ---------------------------
                                                    Year Ended December 31
                                                   ---------------------------
                                                     1998      1997     1996
                                                   --------  --------  -------
Debt securities................................... $ 40,688  $ 12,829  $   242
Short-term investments............................    1,533       (19)    (197)
Equity securities.................................     (879)    6,972    1,798
Mortgage loans on real estate.....................   12,637     2,252   (5,530)
Real estate.......................................    3,176     4,252    1,210
Other invested assets.............................   (2,523)    1,632       12
                                                   --------  --------  -------
                                                     54,632    27,918   (2,465)
Tax effect........................................  (22,290)  (10,572)  (1,235)
Transfer to interest maintenance reserve..........  (28,944)  (10,187)     197
                                                   --------  --------  -------
Net realized gains (losses)....................... $  3,398  $  7,159  $(3,503)
                                                   ========  ========  =======

                                                     Change in Unrealized
                                                  ---------------------------
                                                    Year Ended December 31
                                                  ---------------------------
                                                    1998     1997     1996
                                                  --------  ------- ---------
Debt securities.................................. $(60,604) $40,289 $(115,867)
Equity securities................................    5,750    5,653     2,929
                                                  --------  ------- ---------
Change in unrealized appreciation
 (depreciation).................................. $(54,854) $45,942 $(112,938)
                                                  ========  ======= =========

  Gross unrealized gains and gross unrealized losses on equity securities were as follows:

                                                            December 31
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
Unrealized gains..................................... $15,980  $10,356  $ 9,590
Unrealized losses....................................  (3,710)  (3,836)  (8,723)
                                                      -------  -------  -------
Net unrealized gains................................. $12,270  $ 6,520  $   867
                                                      =======  =======  =======

                          PFL LIFE INSURANCE COMPANY

  During 1998, the Company issued mortgage loans with interest rates ranging from 5.88% to 7.86%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 90% for commercial loans and 95% for residential loans. Mortgage loans with a carrying value of $245 were non-income producing for the previous twelve months. Accrued interest of $89 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

  At December 31, 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $16,104 and $11,985, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                            Geographic Distribution

                                                  December 31
                                                  -------------
                                                  1998    1997
                                                  -----   -----
       South Atlantic............................    32%     29%
       E. North Central..........................    16      12
       Pacific...................................    15      15
       Mountain..................................    10      10
       Middle Atlantic...........................    10       7
       W. South Central..........................     6       9
       W. North Central..........................     5       6
       E. South Central..........................     3       8
       New England...............................     3       4

                          Property Type Distribution

                                                  December 31
                                                  -------------
                                                  1998    1997
                                                  -----   -----
       Retail....................................    35%     35%
       Office....................................    30      31
       Industrial................................    21       6
       Apartment.................................    12      14
       Other.....................................     2      14

  At December 31, 1998, the Company had no investments (excluding U.S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

  The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate exchange agreements (swaps and caps), options, and commitments to extend credit and all involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the

                          PFL LIFE INSURANCE COMPANY
counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

  At December 31, 1998 and 1997, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                Notional Amount
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
Derivative securities:
  Interest rate swaps:
    Receive fixed--pay floating............................... $100,000 $100,000
    Receive floating (uncapped)--pay floating (capped)........   53,011   67,229
    Receive floating (LIBOR)--pay floating (S&P)..............   60,000      --
  Interest rate cap agreements................................  500,000  500,000

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                1998        1997        1996
                                             ----------  ----------  ----------
Direct premiums............................. $1,533,822  $1,312,446  $1,457,450
Reinsurance assumed.........................      2,366       2,038       1,796
Reinsurance ceded...........................   (173,564)   (246,372)   (300,546)
                                             ----------  ----------  ----------
Net premiums earned......................... $1,362,624  $1,068,112  $1,158,700
                                             ==========  ==========  ==========

  The Company received reinsurance recoveries in the amount of $173,297, $183,638 and $168,155 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $47,956 and $60,437, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,163,905 and $2,434,130, respectively.

  At December 31, 1998, amounts recoverable from unauthorized reinsurers of $55,379 (1997--$73,080) and reserve credits for reinsurance ceded of $49,835 (1997--$78,838) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $106,226 at December 31, 1998 that can be drawn on for amounts that remain unpaid for more than 120 days.

                          PFL LIFE INSURANCE COMPANY

5. INCOME TAXES

  For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

  Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                      Year Ended December 31
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
Computed tax at federal statutory rate (35%)......... $39,177  $42,775  $37,256
Tax reserve adjustment...............................     607    2,004    2,211
Excess tax depreciation..............................    (223)    (392)    (384)
Deferred acquisition costs--tax basis................  11,827    4,308    5,583
Prior year under (over) accrual......................   1,750   (1,016)    (499)
Dividend received deduction..........................  (1,053)    (941)    (454)
Charitable contribution..............................     --      (848)     --
Other items--net.....................................  (2,250)  (2,509)  (2,536)
                                                      -------  -------  -------
Federal income tax expense........................... $49,835  $43,381  $41,177
                                                      =======  =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

  The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1987. During 1996, there was a $5,025 prior period adjustment to the tax accrual. This included a $2,100 writeoff of an intangible asset for tax purposes, and a federal income tax refund of $1,829 for tax years 1984 through 1986 and related interest of $1,686, net of a tax effect of $590. An examination is underway for years 1993 through 1995.

6. POLICY AND CONTRACT ATTRIBUTES

  A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon

                           PFL LIFE INSURANCE COMPANY
the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                       December 31
                                          -------------------------------------
                                                 1998               1997
                                          ------------------ ------------------
                                                     Percent            Percent
                                                       of                 of
                                            Amount    Total    Amount    Total
                                          ---------- ------- ---------- -------
Subject to discretionary withdrawal with
 market value adjustment................. $   82,048     1%  $    8,912     0%
Subject to discretionary withdrawal at
 book value less surrender charge........    515,778     5      755,300     8
Subject to discretionary withdrawal at
 market value............................  3,211,896    34    2,454,845    27
Subject to discretionary withdrawal at
 book value (minimal or no charges or
 adjustments)............................  5,519,265    58    5,821,049    63
Not subject to discretionary withdrawal
 provision...............................    228,030     2      203,522     2
                                          ----------   ---   ----------   ---
                                           9,557,017   100%   9,243,628   100%
Less reinsurance ceded...................  2,124,769          2,372,495
                                          ----------         ----------
Total policy reserves on annuities and
 deposit fund liabilities................ $7,432,248         $6,871,134
                                          ==========         ==========

  A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                        1998     1997     1996
                                                      -------- -------- --------
Transfers as reported in the summary of operations
 of the separate accounts statement:
  Transfers to separate accounts....................  $345,319 $281,095 $227,864
  Transfers from separate accounts..................    79,808    9,819   75,172
                                                      -------- -------- --------
Net transfers to separate accounts..................   265,511  271,276  152,692
Reconciling adjustments--charges for investment
 management, administration fees and contract
 guarantees.........................................       191   26,204   19,093
                                                      -------- -------- --------
Transfers as reported in the summary of operations
 of the life, accident and health annual statement..  $265,702 $297,480 $171,785
                                                      ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

  Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       Gross   Loading    Net
                                                      -------  -------  -------
December 31, 1998
Life and annuity:
  Ordinary direct first year business................ $ 3,346  $2,500   $   846
  Ordinary direct renewal business...................  21,435   6,365    15,070
  Group life direct business.........................   1,171     536       635
  Reinsurance ceded..................................  (1,367)    (44)   (1,323)
                                                      -------  ------   -------
                                                       24,585   9,357    15,228

Accident and health:
  Direct.............................................     108     --        108
  Reinsurance ceded..................................     (18)    --        (18)
                                                      -------  ------   -------
Total accident and health............................      90     --         90
                                                      -------  ------   -------
                                                      $24,675  $9,357   $15,318
                                                      =======  ======   =======

December 31, 1997
Life and annuity:
  Ordinary direct first year business................ $ 2,316  $1,698   $   618
  Ordinary direct renewal business...................  22,724   6,834    15,890
  Group life direct business.........................   1,523     646       877
  Reinsurance ceded..................................  (1,464)    (81)   (1,383)
                                                      -------  ------   -------
                                                       25,099   9,097    16,002

Accident and health:
  Direct.............................................     148     --        148
  Reinsurance ceded..................................     (49)    --        (49)
                                                      -------  ------   -------
Total accident and health............................      99     --         99
                                                      -------  ------   -------
                                                      $25,198  $9,097   $16,101
                                                      =======  ======   =======

  At December 31, 1998 and 1997, the Company had insurance in force aggregating $44,233 and $69,271, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $998 and $1,128 to cover these deficiencies at December 31, 1998 and 1997, respectively.

7. DIVIDEND RESTRICTIONS

  The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to

                          PFL LIFE INSURANCE COMPANY
the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $62,100.

  The Company paid dividends to its parent of $120,000, $62,000 and $20,000 in 1998, 1997 and 1996, respectively.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $380, $422 and $1,056 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $233, $226 and $297 for the years ended December 31, 1998, 1997 and 1996, respectively.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $62, $62 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

9. RELATED PARTY TRANSACTIONS

  The Company shares certain offices, employees and general expenses with affiliated companies.

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $18,706, $18,705 and $17,028, respectively, for these services, which approximates their costs to the affiliates.

                          PFL LIFE INSURANCE COMPANY

  Payables to affiliates bear interest at the thirty-day commercial paper rate of 4.95% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,491, $1,188 and $174, respectively, to affiliates.

  During 1997, the Company received a capital contribution of $153 in cash from its parent.

  At December 31, 1998 and 1997, the Company has short-term notes payable to an affiliate of $9,421 and $16,400, respectively. Interest on these notes accrues at rates ranging from 5.13% to 5.52% at December 31, 1998 and at 5.60% at December 31, 1997.

  During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during the year, and aggregate reserves for policies and contracts are $181,720 at December 31, 1998.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $17,901 and $17,700 and an offsetting premium tax benefit of $7,631 and $7,984 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,985, $(975) and $2,617 for December 31, 1998, 1997 and 1996,
respectively.

11. YEAR 2000 (UNAUDITED)

  The term Year 2000 issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

  The Company has developed a Year 2000 Project Plan (the "Plan") to address the Year 2000 issue as it affects the Company's internal IT ("Information Technology") and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

  The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected

                          PFL LIFE INSURANCE COMPANY
systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

  The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

  The Company does have some exposure to date-sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance, and financial services organization providing insurance annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone-related equipment. This type of hardware can have date-sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date-sensitive data in the Year 2000 or beyond.

  For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and/or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

  The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should

                          PFL LIFE INSURANCE COMPANY
be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

                          PFL LIFE INSURANCE COMPANY

                      SUMMARY OF INVESTMENTS--OTHER THAN
                        INVESTMENTS IN RELATED PARTIES

                               December 31, 1998
                            (Dollars in thousands)

                                  SCHEDULE I

                                                                Amount at Which
                                                       Market    Shown in the
           Type of Investment              Cost(1)     Value     Balance Sheet
           ------------------             ---------- ---------- ---------------
Fixed Maturities
Bonds:
  United States Government and government
   agencies and authorities.............. $  926,370 $  943,313   $  926,370
  States, municipalities and political
   subdivisions..........................    107,975    114,146      107,975
  Foreign governments....................     54,670     53,950       54,670
  Public utilities.......................    139,732    142,230      139,732
  All other corporate bonds..............  3,593,695  3,646,877    3,593,695
Redeemable preferred stock...............     14,754     14,738       14,754
                                          ---------- ----------   ----------
Total fixed maturities...................  4,837,196  4,915,254    4,837,196
Equity Securities
Common stocks:
  Affiliated entities....................      8,060      5,613        5,613
  Banks, trust and insurance.............      5,935      7,193        7,193
  Industrial, miscellaneous and all
   other.................................     28,796     42,255       42,255
                                          ---------- ----------   ----------
Total equity securities..................     42,791     55,061       55,061
Mortgage loans on real estate............  1,012,433               1,012,433
Real estate..............................     52,381                  52,381
Real estate acquired in satisfaction of
 debt....................................     11,778                  11,778
Policy loans.............................     60,058                  60,058
Other long-term investments..............     76,482                  76,482
Cash and short-term investments..........     83,289                  83,289
                                          ----------              ----------
Total investments........................ $6,176,408              $6,188,678
                                          ==========              ==========

-------------------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                          PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                            (Dollars in thousands)

                                 SCHEDULE III

                           Future                                              Benefits,
                           Policy                                                Claims
                          Benefits           Policy and                Net     Losses and   Other
                            and     Unearned  Contract    Premium   Investment Settlement Operating Premiums
                          Expenses  Premiums Liabilities  Revenue    Income*    Expenses  Expenses* Written
                         ---------- -------- ----------- ---------- ---------- ---------- --------- --------
Year Ended December 31,
1998
Individual life......... $1,355,283 $   --     $ 8,976   $  514,194  $ 85,258  $  545,720 $ 87,455       --
Individual health.......     94,294   9,631     12,123       68,963     8,004      48,144   30,442  $ 68,745
Group life and health...     93,405  10,298     36,908      111,547    11,426      82,690   54,352   108,769
Annuity.................  3,925,293     --         --       667,920   342,296     592,085  298,222       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,468,275 $19,929    $58,007   $1,362,624  $446,984  $1,268,639 $470,471
                         ========== =======    =======   ==========  ========  ========== ========
Year Ended December 31,
1997
Individual life......... $  882,003 $   --     $ 8,550   $  200,175  $ 75,914  $  211,921 $ 36,185       --
Individual health.......     62,033   9,207     12,821       63,548     5,934      37,706   29,216  $ 63,383
Group life and health...     88,211  11,892     44,977      146,694    11,888     103,581   91,568   143,580
Annuity.................  4,204,125     --         --       657,695   352,688     571,434  364,216       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,236,372 $21,099    $66,348   $1,068,112  $446,424  $  924,642 $521,185
                         ========== =======    =======   ==========  ========  ========== ========
Year Ended December 31,
1996
Individual life......... $  734,350 $   --     $ 7,240   $  202,082  $ 66,538  $  197,526 $ 38,067       --
Individual health.......     39,219   8,680     13,631       55,871     5,263      32,903   29,511  $ 55,678
Group life and health...     78,418  14,702     53,486      174,781    12,877     105,459  122,953   171,320
Annuity.................  4,408,419     --         --       725,966   343,659     800,121  230,417       --
                         ---------- -------    -------   ----------  --------  ---------- --------
                         $5,260,406 $23,382    $74,357   $1,158,700  $428,337  $1,136,009 $420,948
                         ========== =======    =======   ==========  ========  ========== ========

-------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                           PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                             (Dollars in thousands)

                                  SCHEDULE IV

                                                 Assumed             Percentage
                                      Ceded to    From               of Amount
                             Gross      Other     Other      Net      Assumed
                             Amount   Companies Companies   Amount     to Net
                           ---------- --------- --------- ---------- ----------
Year Ended December 31,
 1998
Life insurance in force..  $6,384,095 $438,590   $39,116  $5,984,621     .6%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  515,164 $  3,692   $ 2,366  $  513,838     .5%
  Individual health......      76,438    7,475       --       68,963    --
  Group life and health..     255,848  144,301       --      111,547    --
  Annuity................     686,372   18,096       --      668,276    --
                           ---------- --------   -------  ----------    ---
                           $1,533,822 $173,564   $ 2,366  $1,362,624     .2%
                           ========== ========   =======  ==========    ===
Year Ended December 31,
 1997
Life insurance in force..  $5,025,027 $420,519   $35,486  $4,639,994     .8%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  201,691 $  3,554   $ 2,038  $  200,175    1.0%
  Individual health......      73,593   10,045       --       63,548    --
  Group life and health..     339,269  192,575       --      146,694    --
  Annuity................     697,893   40,198       --      657,695    --
                           ---------- --------   -------  ----------    ---
                           $1,312,446 $246,372   $ 2,038  $1,068,112     .2%
                           ========== ========   =======  ==========    ===
Year Ended December 31,
 1996
Life insurance in force..  $4,863,416 $477,112   $30,685  $4,416,989     .7%
                           ========== ========   =======  ==========    ===
Premiums:
  Individual life........  $  204,144 $  3,858   $ 1,796  $  202,082     .9%
  Individual health......      68,699   12,828       --       55,871    --
  Group life and health..     390,296  215,515       --      174,781    --
  Annuity................     794,311   68,345       --      725,966    --
                           ---------- --------   -------  ----------    ---
                           $1,457,450 $300,546   $ 1,796  $1,158,700     .2%
                           ========== ========   =======  ==========    ===

                          Audited Financial Statements

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                          Year ended December 31, 1998
                       with Report of Independent Auditors

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                              Financial Statements


                          Year ended December 31, 1998






                                    Contents

Report of Independent Auditors.................................................1

Financial Statements

Balance Sheet..................................................................2
Statement of Operations........................................................6
Statement of Changes in Contract Owners' Equity...............................10
Notes to Financial Statements.................................................16

                         Report of Independent Auditors






The Board of Directors and Contract Owners of the
Atlas Portfolio Builder Variable Annuity,
PFL Life Insurance Company


We have audited the accompanying balance sheet of the subaccounts of the PFL Life Variable Annuity Account A, which are available for investment by the Atlas Portfolio Builder Variable Annuity as of December 31, 1998, and the related statements of operations for the year then ended and changes in contract owners' equity for the year then ended and the period from September 30, 1997 (commencement of operations) through December 31, 1997. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 1998 by correspondence with the mutual funds' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the subaccounts of PFL Life Variable Annuity Account A, which are available for investment by the Atlas Portfolio Builder Variable Annuity at December 31, 1998, and the results of its operations for the year then ended and changes in its contract owners' equity for the year then ended and the period from September 30, 1997 through December 31, 1997 in conformity with generally accepted accounting principles.



Des Moines, Iowa
January 29, 1999

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                                  Balance Sheet

                                December 31, 1998



                                                                                  Balanced
                                                                                   Growth
                                                                    Total        Subaccount
                                                               -------------------------------
Assets
Investments in mutual funds, at current market value:
   Atlas Insurance Trust:
     Balanced Growth Portfolio                                   $12,453,210    $12,453,210
   Dreyfus Variable Investment Fund:
     Small Cap Portfolio                                           2,429,617              -
     Capital Appreciation Portfolio                                4,314,677              -
     Disciplined Stock Portfolio                                   5,977,682              -
     Growth & Income Portfolio                                     3,464,887              -
     Quality Bond Portfolio                                        5,266,742              -
   Federated Insurance Series:
     Utility Fund II Portfolio                                     1,887,762              -
     High Income Bond Fund II Portfolio                            2,903,484              -
   WRL Series Fund, Inc.:
     Global Portfolio                                              4,024,656              -
     Growth Portfolio                                              7,747,314              -
     Emerging Growth Portfolio                                     1,506,620              -
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio                               909,269              -
     Endeavor Value Equity Portfolio                                 958,682              -
     T. Rowe Price Equity Income Portfolio                         3,507,750              -
     T. Rowe Price Growth Stock Portfolio                          3,522,572              -
                                                               -------------------------------
Total investments in mutual funds                                 60,874,924     12,453,210
                                                               -------------------------------
Total assets                                                     $60,874,924    $12,453,210
                                                               ===============================

Liabilities and contract owners' equity
   Liabilities:
   Contract terminations payable                                 $       796    $       171
                                                               -------------------------------
                                                                         796            171

Contract owners' equity:
   Deferred annuity contracts terminable by owners                60,874,128     12,453,039
                                                               -------------------------------
Total liabilities and contract owners' equity                    $60,874,924    $12,453,210
                                                               ===============================



See accompanying notes.

                                                                                Capital       Disciplined
                                                              Small Cap      Appreciation        Stock
                                                              Subaccount      Subaccount      Subaccount
                                                          --------------------------------------------------

Assets
Investments in mutual funds, at current market value:
     Balanced Growth Portfolio                              $        -        $        -       $        -
   Dreyfus Variable Investment Fund:
     Small Cap Portfolio                                     2,429,617
     Capital Appreciation Portfolio                                  -         4,314,677                -
     Disciplined Stock Portfolio                                     -                 -        5,977,682
     Growth & Income Portfolio                                       -                 -                -
     Quality Bond Portfolio                                          -                 -                -
   Federated Insurance Series:
     Utility Fund II Portfolio                                       -                 -                -
     High Income Bond Fund II Portfolio                              -                 -                -
   WRL Series Fund, Inc.:
     Global Portfolio                                                -                 -                -
     Growth Portfolio                                                -                 -                -
     Emerging Growth Portfolio                                       -                 -                -
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio                               -                 -                -
     Endeavor Value Equity Portfolio                                 -                 -                -
     T. Rowe Price Equity Income Portfolio                           -                 -                -
     T. Rowe Price Growth Stock Portfolio                            -                 -                -
                                                          --------------------------------------------------
Total investments in mutual funds                            2,429,617         4,314,677        5,977,682
                                                          ==================================================
Total assets                                                $2,429,617        $4,314,677       $5,977,682
                                                          ==================================================

Liabilities and contract owners' equity Liabilities:
   Contract terminations payable                            $      104        $       14       $       42
                                                          --------------------------------------------------
                                                                   104                14               42
Contract owners' equity:
   Deferred annuity contracts terminable by owners           2,429,513         4,314,663        5,977,640
                                                          ==================================================
Total liabilities and contract owners' equity               $2,429,617        $4,314,677       $5,977,682
                                                          ==================================================


                                                             Growth &        Quality        Utility
                                                              Income           Bond         Fund II
                                                            Subaccount      Subaccount    Subaccount
                                                          ---------------------------------------------

Assets
Investments in mutual funds, at current market value:
     Balanced Growth Portfolio                             $        -     $        -     $       -
   Dreyfus Variable Investment Fund:
     Small Cap Portfolio
     Capital Appreciation Portfolio                                 -              -              -
     Disciplined Stock Portfolio                                    -              -              -
     Growth & Income Portfolio                              3,464,887              -              -
     Quality Bond Portfolio                                         -      5,266,742              -
   Federated Insurance Series:
     Utility Fund II Portfolio                                      -              -      1,887,762
     High Income Bond Fund II Portfolio                             -              -              -
   WRL Series Fund, Inc.:
     Global Portfolio                                               -              -              -
     Growth Portfolio                                               -              -              -
     Emerging Growth Portfolio                                      -              -              -
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio                              -              -              -
     Endeavor Value Equity Portfolio                                -              -              -
     T. Rowe Price Equity Income Portfolio                          -              -              -
     T. Rowe Price Growth Stock Portfolio                           -              -              -
                                                          ---------------------------------------------
Total investments in mutual funds                           3,464,887      5,266,742      1,887,762
                                                          =============================================
Total assets                                               $3,464,887     $5,266,742     $1,887,762
                                                          =============================================

Liabilities and contract owners' equity Liabilities:
   Contract terminations payable                            $      34     $      119     $       17
                                                          ---------------------------------------------
                                                                   34            119             17
Contract owners' equity:
   Deferred annuity contracts terminable by owners          3,464,853      5,266,623      1,887,745
                                                          =============================================
Total liabilities and contract owners' equity              $3,464,887     $5,266,742     $1,887,762
                                                          =============================================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                            Balance Sheet (continued)



                                                                           High Income
                                                                           Bond Fund II      Global
                                                                            Subaccount     Subaccount
                                                                         --------------------------------
Assets
Investments in mutual funds, at current market value:
   Atlas Insurance Trust:
     Balanced Growth Portfolio                                             $        -       $
                                                                                                     -
   Dreyfus Variable Investment Fund:
     Small Cap Portfolio                                                            -                -
     Capital Appreciation Portfolio                                                 -                -
     Disciplined Stock Portfolio                                                    -                -
     Growth & Income Portfolio                                                      -                -
     Quality Bond Portfolio                                                         -                -
   Federated Insurance Series:
     Utility Fund II Portfolio                                                      -                -
     High Income Bond Fund II Portfolio                                     2,903,484                -
   WRL Series Fund, Inc.:
     WRL Global Portfolio                                                           -        4,024,656
     WRL Growth Portfolio                                                           -                -
     WRL Emerging Growth Portfolio                                                  -                -
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio                                              -                -
     Endeavor Value Equity Portfolio                                                -                -
     T. Rowe Price Equity Income Portfolio                                          -                -
     T. Rowe Price Growth Stock Portfolio                                           -                -
                                                                         --------------------------------
Total investments in mutual funds                                           2,903,484        4,024,656
                                                                         --------------------------------
Total assets                                                               $2,903,484       $4,024,656
                                                                         ================================

Liabilities and contract owners' equity
Liabilities:
   Contract terminations payable                                           $        5       $       25
                                                                         --------------------------------
                                                                                    5               25

Contract owners' equity:
   Deferred annuity contracts terminable by owners                          2,903,479        4,024,631
                                                                         --------------------------------
Total liabilities and contract owners' equity                              $2,903,484       $4,024,656
                                                                         ================================



See accompanying notes.



                                                                           Emerging    Dreyfus Small
                                                             Growth         Growth       Cap Value
                                                           Subaccount     Subaccount     Subaccount
                                                        ---------------------------------------------
Assets
Investments in mutual funds, at current market value:
   Atlas Insurance Trust:
     Balanced Growth Portfolio                            $       --     $       --     $       --

   Dreyfus Variable Investment Fund:
     Small Cap Portfolio                                          --             --             --
     Capital Appreciation Portfolio                               --             --             --
     Disciplined Stock Portfolio                                  --             --             --
     Growth & Income Portfolio                                    --             --             --
     Quality Bond Portfolio                                       --             --             --
   Federated Insurance Series:
     Utility Fund II Portfolio                                    --             --             --
     High Income Bond Fund II Portfolio                           --             --             --
   WRL Series Fund, Inc.:
     WRL Global Portfolio                                         --             --             --
     WRL Growth Portfolio                                  7,747,314             --             --
     WRL Emerging Growth Portfolio                                --      1,506,620             --
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio                            --             --        909,269
     Endeavor Value Equity Portfolio                              --             --             --
     T. Rowe Price Equity Income Portfolio                        --             --             --
     T. Rowe Price Growth Stock Portfolio                         --             --             --
                                                        ---------------------------------------------
Total investments in mutual funds                          7,747,314      1,506,620        909,269
                                                        ---------------------------------------------
Total assets                                              $7,747,314     $1,506,620     $  909,269
                                                        =============================================

Liabilities and contract owners' equity
Liabilities:
   Contract terminations payable                          $       60     $       43     $       50
                                                        ---------------------------------------------
                                                                  60             43             50

Contract owners' equity:
   Deferred annuity contracts terminable by owners         7,747,254      1,506,577        909,219
                                                        ---------------------------------------------
Total liabilities and contract owners' equity             $7,747,314     $1,506,620     $  909,269
                                                        =============================================


                                                             Endeavor   T. Rowe Price  T. Rowe Price
                                                              Value         Equity         Growth
                                                             Equity         Income         Stock
                                                            Subaccount    Subaccount     Subaccount
                                                         --------------------------------------------
Assets
Investments in mutual funds, at current market value:
   Atlas Insurance Trust:
     Balanced Growth Portfolio                             $       --     $       --     $       --

   Dreyfus Variable Investment Fund:
     Small Cap Portfolio                                           --             --             --
     Capital Appreciation Portfolio                                --             --             --
     Disciplined Stock Portfolio                                   --             --             --
     Growth & Income Portfolio                                     --             --             --
     Quality Bond Portfolio                                        --             --             --
   Federated Insurance Series:
     Utility Fund II Portfolio                                     --             --             --
     High Income Bond Fund II Portfolio                            --             --             --
   WRL Series Fund, Inc.:
     WRL Global Portfolio                                          --             --             --
     WRL Growth Portfolio                                          --             --             --
     WRL Emerging Growth Portfolio                                 --             --             --
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio                             --             --             --
     Endeavor Value Equity Portfolio                          958,682             --             --
     T. Rowe Price Equity Income Portfolio                         --      3,507,750             --
     T. Rowe Price Growth Stock Portfolio                          --             --      3,522,572
                                                         --------------------------------------------
Total investments in mutual funds                             958,682      3,507,750      3,522,572
                                                         --------------------------------------------
Total assets                                               $  958,682     $3,507,750     $3,522,572
                                                         ============================================

Liabilities and contract owners' equity
Liabilities:
   Contract terminations payable                           $       27     $       30     $       55
                                                         --------------------------------------------
                                                                   27             30             55

Contract owners' equity:
   Deferred annuity contracts terminable by owners            958,655      3,507,720      3,522,517
                                                         --------------------------------------------
Total liabilities and contract owners' equity              $  958,682     $3,507,750     $3,522,572
                                                         ============================================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                             Statement of Operations

                          Year ended December 31, 1998




                                                                                            Balanced
                                                                                             Growth
                                                                              Total        Subaccount
                                                                         ---------------------------------
Net investment income (loss)
   Income:
     Dividends                                                              $1,185,661     $   302,109
   Expenses
     Mortality and expense risk charge                                         470,465         125,638
                                                                         ---------------------------------
Net investment income (loss)                                                   715,196         176,471

Net realized and unrealized capital gain (loss) from investments
   Net realized capital gain (loss) from sales of investments:
     Proceeds from sales                                                     3,652,266       1,121,067
     Cost of investments sold                                                3,717,664       1,139,410
                                                                         ---------------------------------
   Net realized capital gain (loss) from sales of investments                  (65,398)        (18,343)

   Net change in unrealized appreciation (depreciation) of investments:
     Beginning of period                                                      (309,397)       (172,835)
     End of period                                                           3,650,406         388,839
                                                                         ---------------------------------
   Net change in unrealized appreciation (depreciation) of investments
                                                                             3,959,803         561,674

Net realized and unrealized capital gain (loss) from investments             3,894,405         543,331
                                                                         =================================
Increase (decrease) from operations                                         $4,609,601     $   719,802
                                                                         =================================



See accompanying notes.

                                                                               Small       Capital       Disciplined
                                                                                Cap      Appreciation       Stock
                                                                            Subaccount    Subaccount     Subaccount
                                                                         ---------------------------------------------
Net investment income (loss)
   Income:
     Dividends                                                               $  42,808    $  23,590       $  34,842
   Expenses
     Mortality and expense risk charge                                          23,511       34,149          40,489
                                                                         ---------------------------------------------
Net investment income (loss)                                                    19,297      (10,559)         (5,647)

Net realized and unrealized capital gain (loss) from investments
   Net realized capital gain (loss) from sales of investments:
     Proceeds from sales                                                       217,161      138,180         161,271
     Cost of investments sold                                                  266,037      127,119         159,410
                                                                         ---------------------------------------------
   Net realized capital gain (loss) from sales of investments                  (48,876)      11,061           1,861

   Net change in unrealized appreciation (depreciation) of investments:
     Beginning of period                                                       (24,894)       3,890          (8,620)
     End of period                                                            (202,088)     537,910         593,524
                                                                         ---------------------------------------------

   Net change in unrealized appreciation (depreciation) of investments        (177,194)     534,020         602,144

Net realized and unrealized capital gain (loss) from investments              (226,070)     545,081         604,005
                                                                         ---------------------------------------------
Increase (decrease) from operations                                          $(206,773)   $ 534,522       $ 598,358
                                                                         =============================================


                                                                           Growth &       Quality       Utility
                                                                            Income          Bond        Fund II
                                                                          Subaccount     Subaccount    Subaccount
                                                                         -----------------------------------------
Net investment income (loss)
   Income:
     Dividends                                                            $  39,389       $ 231,287    $  16,157
   Expenses
     Mortality and expense risk charge                                       26,241          36,700       10,627
                                                                         -----------------------------------------
Net investment income (loss)                                                 13,148         194,587        5,530

Net realized and unrealized capital gain (loss) from investments
   Net realized capital gain (loss) from sales of investments:
     Proceeds from sales                                                    188,775         265,502      210,674
     Cost of investments sold                                               202,877         264,711      204,404
                                                                         -----------------------------------------
   Net realized capital gain (loss) from sales of investments               (14,102)            791        6,270

   Net change in unrealized appreciation (depreciation) of investments:
     Beginning of period                                                     (7,654)            (53)       4,981
     End of period                                                          127,028        (139,686)     117,341
                                                                         -----------------------------------------

   Net change in unrealized appreciation (depreciation) of investments      134,682        (139,633)     112,360

Net realized and unrealized capital gain (loss) from investments            120,580        (138,842)     118,630
                                                                         -----------------------------------------
Increase (decrease) from operations                                       $ 133,728       $  55,745    $ 124,160
                                                                         =========================================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                       Statement of Operations (continued)



                                                                           High Income
                                                                           Bond Fund II       Global
                                                                            Subaccount      Subaccount
                                                                         -------------------------------
Net investment income (loss)
   Income:
     Dividends                                                               $ 28,717       $143,623
   Expenses:
     Administrative, mortality and expense risk charge                         24,320         32,176
                                                                         -------------------------------
Net investment income (loss)                                                    4,397        111,447

Net realized and unrealized capital gain (loss) from investments
   Net realized capital gain (loss) from sales of investments:
     Proceeds from sales                                                      246,232        266,327
     Cost of investments sold                                                 248,650        278,986
                                                                         -------------------------------
   Net realized capital gain (loss) from sales of investments                  (2,418)       (12,659)

   Net change in unrealized appreciation (depreciation) of investments:
     Beginning of period                                                        2,304        (81,947)
     End of period                                                            (14,216)       210,579
                                                                         -------------------------------
   Net change in unrealized appreciation (depreciation) of investments        (16,520)       292,526

Net realized and unrealized capital gain (loss) from investments              (18,938)       279,867
                                                                         -------------------------------
Increase (decrease) from operations                                          $(14,541)      $391,314
                                                                         ===============================



See accompanying notes.


                                                                                          Emerging       Dreyfus
                                                                              Growth       Growth     Small Cap Value
                                                                            Subaccount   Subaccount     Subaccount
                                                                         ----------------------------------------------

Net investment income (loss)
   Income:
     Dividends                                                             $   27,512    $ 47,273       $  72,161
   Expenses:
     Administrative, mortality and expense risk charge                         38,966       9,376           8,247
                                                                         ----------------------------------------------
Net investment income (loss)                                                  (11,454)     37,897          63,914

Net realized and unrealized capital gain (loss) from investments
   Net realized capital gain (loss) from sales of investments:
     Proceeds from sales                                                      164,152     124,363          77,439
     Cost of investments sold                                                 148,334     126,263          93,237
                                                                         ----------------------------------------------
   Net realized capital gain (loss) from sales of investments                  15,818      (1,900)        (15,798)

   Net change in unrealized appreciation (depreciation) of investments:
     Beginning of period                                                      (23,574)    (10,858)         (3,673)
     End of period                                                          1,551,799     208,727         (90,729)
                                                                          ---------------------------------------------
   Net change in unrealized appreciation (depreciation) of investments      1,575,373     219,585         (87,056)

Net realized and unrealized capital gain (loss) from investments            1,591,191     217,685        (102,854)
                                                                         ----------------------------------------------
Increase (decrease) from operations                                        $1,579,737    $255,582       $ (38,940)
                                                                         ==============================================


                                                                            Endeavor      T. Rowe Price    T. Rowe Price
                                                                              Value           Equity          Growth
                                                                             Equity           Income           Stock
                                                                           Subaccount       Subaccount       Subaccount
                                                                         ------------------------------------------------

Net investment income (loss)
   Income:
     Dividends                                                              $ 13,942         $ 90,697         $ 71,554
   Expenses:
     Administrative, mortality and expense risk charge                         7,772           27,353           24,900
                                                                         ------------------------------------------------
Net investment income (loss)                                                   6,170           63,344           46,654

Net realized and unrealized capital gain (loss) from investments
   Net realized capital gain (loss) from sales of investments:
     Proceeds from sales                                                     173,042          167,369          130,712
     Cost of investments sold                                                167,817          168,683          121,726
                                                                         ------------------------------------------------
   Net realized capital gain (loss) from sales of investments                  5,225           (1,314)           8,986

   Net change in unrealized appreciation (depreciation) of investments:
     Beginning of period                                                       1,430            7,672            4,434
     End of period                                                            (3,653)          40,900          324,131
                                                                         ------------------------------------------------
   Net change in unrealized appreciation (depreciation) of investments        (5,083)          33,228          319,697

Net realized and unrealized capital gain (loss) from investments                 142           31,914          328,683
                                                                         ------------------------------------------------
Increase (decrease) from operations                                         $  6,312         $ 95,258         $375,337
                                                                         ================================================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                Statements of Changes in Contract Owners' Equity

       Year ended December 31, 1998 and the period from September 30, 1997
             (commencement of operations) through December 31, 1997




                                                                                   Balanced Growth
                                                        Total                         Subaccount
                                            ------------------------------------------------------------
                                                 1998           1997             1998          1997
                                            ------------------------------------------------------------
Operations:
  Net investment income (loss)               $   715,196    $  329,191       $   176,471    $  180,871
  Net realized capital gain (loss)               (65,398)       (4,857)          (18,343)         (410)
  Net change in unrealized appreciation
     (depreciation) of investments             3,959,803      (309,397)          561,674      (172,835)
                                            ------------------------------------------------------------
Increase (decrease) from operations            4,609,601        14,937           719,802         7,626

Contract transactions:
   Net contract purchase payments             48,071,095     7,145,059         8,804,499     3,375,577
   Transfer payments from (to) other
     subaccounts or general account            1,521,718       149,734          (280,649)       31,091
   Contract terminations, withdrawals,
     and other deductions                       (616,845)      (21,171)         (203,945)         (962)
                                            ------------------------------------------------------------
Increase from contract transactions           48,975,968     7,273,622         8,319,905     3,405,706
                                            ------------------------------------------------------------
Net increase in contract owners' equity       53,585,569     7,288,559         9,039,707     3,413,332

Contract owners' equity:
  Beginning of period                          7,288,559            --         3,413,332            --
                                            ------------------------------------------------------------
  End of period                              $60,874,128    $7,288,559       $12,453,039    $3,413,332
                                            ============================================================



See accompanying notes.


                                                     Small Cap             Capital Appreciation          Disciplined Stock
                                                     Subaccount                 Subaccount                   Subaccount
                                            -------------------------   -------------------------   ---------------------------
                                                  1998        1997           1998         1997           1998          1997
                                            -------------------------   -------------------------   ---------------------------
Operations:
  Net investment income (loss)               $   19,297    $ 18,878      $  (10,559)   $  3,488       $   (5,647)    $ 12,553
  Net realized capital gain (loss)              (48,876)     (1,717)         11,061         (13)           1,861           (8)
  Net change in unrealized appreciation
     (depreciation) of investments             (177,194)    (24,894)        534,020       3,890          602,144       (8,620)
                                            -------------------------   -------------------------   ---------------------------
Increase (decrease) from operations            (206,773)     (7,733)        534,522       7,365          598,358        3,925

Contract transactions:
   Net contract purchase payments             2,303,051     366,713       3,081,714     593,051        5,020,243      246,186
   Transfer payments from (to) other
     subaccounts or general account             (33,004)     16,080         104,661      11,940          214,952        2,835
   Contract terminations, withdrawals,
     and other deductions                        (7,920)       (901)        (17,608)       (982)        (107,875)        (984)
                                            -------------------------   -------------------------   ---------------------------
Increase from contract transactions           2,262,127     381,892       3,168,767     604,009        5,127,320      248,037
                                            -------------------------   -------------------------   ---------------------------
Net increase in contract owners' equity       2,055,354     374,159       3,703,289     611,374        5,725,678      251,962

Contract owners' equity:
  Beginning of period                           374,159          --         611,374          --          251,962           --
                                            -------------------------   -------------------------   ---------------------------
  End of period                              $2,429,513    $374,159      $4,314,663    $611,374       $5,977,640     $251,962
                                            =========================   =========================   ===========================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

          Statements of Changes in Contract Owners' Equity (continued)


                                                    Growth & Income                Quality Bond
                                                       Subaccount                   Subaccount
                                              ----------------------------   ---------------------------
                                                   1998          1997              1998        1997
                                              ----------------------------   ---------------------------
Operations:
  Net investment income (loss)                 $   13,148      $ 11,354        $  194,587     $  5,300
  Net realized capital gain (loss)                (14,102)         (650)              791          (31)
  Net change in unrealized appreciation
     (depreciation) of investments                134,682        (7,654)         (139,633)         (53)
                                              ----------------------------   ---------------------------
Increase (decrease) from operations               133,728         3,050            55,745        5,216

Contract transactions:
   Net contract purchase payments               3,112,980       193,019         4,547,507      372,024
   Transfer payments from (to) other
     subaccounts or general account                32,218         5,038           364,597       17,404
   Contract terminations, withdrawals,
     and other deductions                         (14,220)         (960)          (88,246)      (7,624)
                                              ----------------------------   ---------------------------
Increase from contract transactions             3,130,978       197,097         4,823,858      381,804
                                              ----------------------------   ---------------------------
Net increase in contract owners' equity         3,264,706       200,147         4,879,603      387,020

Contract owners' equity:
  Beginning of period                             200,147            --           387,020           --
                                              ----------------------------   ---------------------------
  End of period                                $3,464,853      $200,147        $5,266,623     $387,020
                                              ============================   ===========================

See accompanying notes.

                                                Utility Fund II        High Income Bond Fund II               Global
                                                   Subaccount                 Subaccount                    Subaccount
                                           ------------------------    -------------------------    --------------------------
                                                 1998       1997            1998        1997             1998         1997
                                           ------------------------    -------------------------    --------------------------
Operations:
  Net investment income (loss)               $    5,530   $  (123)      $    4,397    $   (287)      $  111,447    $ 67,608
  Net realized capital gain (loss)                6,270       740           (2,418)         71          (12,659)     (1,161)
  Net change in unrealized appreciation
     (depreciation) of investments              112,360     4,981          (16,520)      2,304          292,526     (81,947)
                                           ------------------------    -------------------------    --------------------------
Increase (decrease) from operations             124,160     5,598          (14,541)      2,088          391,314     (15,500)

Contract transactions:
   Net contract purchase payments             1,606,782    68,628        2,706,003     173,626        2,626,206     668,809
   Transfer payments from (to) other
     subaccounts or general account              92,665      (141)          53,801       6,372          357,747      20,441
   Contract terminations, withdrawals,
     and other deductions                        (8,841)   (1,106)         (22,854)     (1,016)         (23,460)       (926)
                                           ------------------------    -------------------------    --------------------------
Increase from contract transactions           1,690,606    67,381        2,736,950     178,982        2,960,493     688,324
                                           ------------------------    -------------------------    --------------------------
Net increase in contract owners' equity       1,814,766    72,979        2,722,409     181,070        3,351,807     672,824

Contract owners' equity:
  Beginning of period                            72,979        --          181,070          --          672,824          --
                                           ------------------------    -------------------------    --------------------------
  End of period                              $1,887,745   $72,979       $2,903,479    $181,070       $4,024,631    $672,824
                                           ========================    =========================    ==========================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

          Statements of Changes in Contract Owners' Equity (continued)


                                                      Growth                     Emerging Growth
                                                    Subaccount                      Subaccount
                                            ----------------------------    ----------------------------
                                                 1998           1997            1998            1997
                                            ----------------------------    ----------------------------
Operations:
  Net investment income (loss)               $  (11,454)      $ 22,053       $   37,897       $  8,828
  Net realized capital gain (loss)               15,818           (188)          (1,900)           (25)
  Net change in unrealized appreciation
     (depreciation) of investments            1,575,373        (23,574)         219,585        (10,858)
                                            ----------------------------    ----------------------------
Increase (decrease) from operations           1,579,737         (1,709)         255,582         (2,055)

Contract transactions:
   Net contract purchase payments             5,403,806        243,524        1,149,335        120,287
   Transfer payments from (to) other
     subaccounts or general account             558,687            537          (14,394)         1,619
   Contract terminations, withdrawals,
     and other deductions                       (36,407)          (921)          (2,919)          (878)
                                            ----------------------------    ----------------------------
Increase from contract transactions           5,926,086        243,140        1,132,022        121,028
                                            ----------------------------    ----------------------------
Net increase in contract owners' equity       7,505,823        241,431        1,387,604        118,973

Contract owners' equity:
  Beginning of period                           241,431             --          118,973             --
                                            ----------------------------    ----------------------------
  End of period                              $7,747,254       $241,431       $1,506,577       $118,973
                                            ============================    ============================

See accompanying notes.


                                             Dreyfus Small Cap Value    Endeavor Value Equity
                                                    Subaccount               Subaccount
                                            ------------------------    ---------------------
                                                1998        1997          1998        1997
                                            ------------------------    ---------------------
Operations:
  Net investment income (loss)                $ 63,914    $   (349)     $  6,170    $  (127)
  Net realized capital gain (loss)             (15,798)     (1,448)        5,225         (2)
  Net change in unrealized appreciation
     (depreciation) of investments             (87,056)     (3,673)       (5,083)     1,430
                                            ------------------------    ---------------------
Increase (decrease) from operations            (38,940)     (5,470)        6,312      1,301

Contract transactions:
   Net contract purchase payments              818,381     166,934       876,577     89,930
   Transfer payments from (to) other
     subaccounts or general account            (27,208)      5,816        (9,968)     2,487
   Contract terminations, withdrawals,
     and other deductions                       (9,380)       (914)       (6,992)      (992)
                                            ------------------------    ---------------------
Increase from contract transactions            781,793     171,836       859,617     91,425
                                            ------------------------    ---------------------
Net increase in contract owners' equity        742,853     166,366       865,929     92,726

Contract owners' equity:
  Beginning of period                          166,366          --        92,726         --
                                            ------------------------    ---------------------
  End of period                               $909,219    $166,366      $958,655    $92,726
                                            ========================    =====================

                                                  T. Rowe Price               T. Rowe Price
                                                  Equity Income                Growth Stock
                                                    Subaccount                  Subaccount
                                            -------------------------   --------------------------
                                                 1998        1997            1998        1997
                                            -------------------------   --------------------------
Operations:
  Net investment income (loss)               $   63,344    $   (467)     $   46,654    $   (389)
  Net realized capital gain (loss)               (1,314)         16           8,986         (31)
  Net change in unrealized appreciation
     (depreciation) of investments               33,228       7,672         319,697       4,434
                                            -------------------------   --------------------------
Increase (decrease) from operations              95,258       7,221         375,337       4,014

Contract transactions:
   Net contract purchase payments             3,213,492     278,237       2,800,519     188,514
   Transfer payments from (to) other
     subaccounts or general account             (62,904)     17,690         170,517      10,525
   Contract terminations, withdrawals,
     and other deductions                       (40,260)     (1,014)        (25,918)       (991)
                                            -------------------------   --------------------------
Increase from contract transactions           3,110,328     294,913       2,945,118     198,048
                                            -------------------------   --------------------------
Net increase in contract owners' equity       3,205,586     302,134       3,320,455     202,062

Contract owners' equity:
  Beginning of period                           302,134          --         202,062          --
                                            -------------------------   --------------------------
  End of period                              $3,507,720    $302,134      $3,522,517    $202,062
                                            =========================   ==========================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                          Notes to Financial Statements

                                December 31, 1998


1. Organization and Summary of Significant Accounting Policies

Organization

The PFL Life Variable Annuity Account A (the "Mutual Fund Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of fifteen investment subaccounts, one of which is invested in the Balanced Growth Portfolio of the Atlas Insurance Trust, five of which are invested in specified portfolios of the Dreyfus Variable Investment Fund, two of which are invested in specified portfolios of the Federated Insurance Series, three of which are invested in specified portfolios of the WRL Series Fund, Inc., and four of which are invested in specified portfolios of the Endeavor Series Trust (each a "Series Fund" and collectively "the Series Funds"). Activity in these fifteen subaccounts is available to contract owners of the Atlas Portfolio Builder Variable Annuity.

The Mutual Fund Account commenced operations on September 30, 1997. The investment manager of the Atlas Insurance Trust is Atlas Advisors, Inc. The investment manager of the Dreyfus Variable Investment Fund is The Dreyfus Corporation. The investment manager of the Federated Insurance Series is Federated Advisers, Inc. The investment manager of the WRL Series Fund, Inc. is Western Reserve Life Assurance Co. of Ohio, an affiliate of PFL. The investment manager of the Endeavor Series Trust is Endeavor Management Co.

Investments

Net purchase payments received by the Mutual Fund Account for Atlas Portfolio Builder Variable Annuity are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 1998.

Realized capital gains and losses from sale of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are credited or charged to contract owners' equity.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                    Notes to Financial Statements (continued)


2. Investments

A summary of the mutual fund investment at December 31, 1998 follows:


                                             Number of      Net Asset Value        Market
                                            Shares Held        Per Share           Value           Cost
                                          ------------------------------------------------------------------
   Atlas Insurance Trust
     Balanced Growth Portfolio              1,213,763.168      $10.26           $12,453,210    $12,064,371
   Dreyfus Variable Investment Fund:
     Small Cap Portfolio                       45,068.017       53.91             2,429,617      2,631,705
     Capital Appreciation Portfolio           119,487.038       36.11             4,314,677      3,776,767
     Disciplined Stock Portfolio              260,465.452       22.95             5,977,682      5,384,158
     Growth & Income Portfolio                153,110.351       22.63             3,464,887      3,337,859
     Quality Bond Portfolio                   457,977.548       11.50             5,266,742      5,406,428
   Federated Insurance Series:
     Utility Fund II Portfolio                123,625.541       15.27             1,887,762      1,770,421
     High Income Bond Fund II Portfolio       265,886.852       10.92             2,903,484      2,917,700
   WRL Series Fund, Inc.:
     Global Portfolio                         169,754.373       23.087010         4,024,656      3,814,077
     Growth Portfolio                         129,252.842       59.939219         7,747,314      6,195,515
     Emerging Growth Portfolio                 55,958.812       26.923736         1,506,620      1,297,893
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio         64,304.751       14.14               909,269        999,998
     Endeavor Value Equity Portfolio           44,219.635       21.68               958,682        962,335
     T. Rowe Price Equity Income
       Portfolio                              175,037.406       20.04             3,507,750      3,466,850
     T. Rowe Price Growth Stock
       Portfolio                              137,600.479       25.60             3,522,572      3,198,441
                                                                              ------------------------------
                                                                                $60,874,924    $57,224,518
                                                                              ==============================

The aggregate cost of purchases and proceeds from sales of investments were as follows:


                                                                 Period ended December 31
                                                        1998                                1997
                                            ------------------------------    ---------------------------------
                                              Purchases         Sales           Purchases          Sales
                                            ------------------------------    ---------------------------------
   Atlas Insurance Trust:
     Balanced Growth Portfolio              $  9,617,580     $1,121,067         $3,594,876      $    8,265
   Dreyfus Variable Investment Fund:
     Small Cap Portfolio                       2,498,685        217,161            424,307          23,533
     Capital Appreciation Portfolio            3,296,396        138,180            608,756           1,253
     Disciplined Stock Portfolio               5,282,983        161,271            260,698             105
     Growth & Income Portfolio                 3,332,932        188,775            218,525          10,071
     Quality Bond Portfolio                    5,284,067        265,502            406,157          19,054

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                    Notes to Financial Statements (continued)


2. Investments (continued)

                                                                 Period ended December 31
                                                        1998                                1997
                                            ------------------------------    --------------------------------
                                              Purchases         Sales           Purchases          Sales
                                            ------------------------------    --------------------------------
   Federated Insurance Series:
     Utility Fund II Portfolio              $  1,906,823    $   210,674       $     77,564       $  10,302
     High Income Bond Fund II Portfolio        2,987,583        246,232            184,993           6,297
   WRL Series Fund, Inc.:
     Global Portfolio                          3,338,289        266,327            763,396           7,461
     Growth Portfolio                          6,078,842        164,152            267,853           2,658
     Emerging Growth Portfolio                 1,294,323        124,363            130,029             171
   Endeavor Series Trust:
     Dreyfus Small Cap Value Portfolio           923,196         77,439            196,038          24,551
     Endeavor Value Equity Portfolio           1,038,855        173,042             91,469             170
     T. Rowe Price Equity Income Portfolio     3,341,065        167,369            295,559           1,107
     T. Rowe Price Growth Stock Portfolio      3,122,535        130,712            201,428           3,765
                                            ------------------------------    --------------------------------
                                             $53,344,154     $3,652,266         $7,721,648        $118,763
                                            ==============================    =================================

3. Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at December 31, 1998 follows:


                                                          Accumulation     Accumulation         Total
                       Subaccount                         Units Owned       Unit Value      Contract Value
----------------------------------------------------------------------------------------------------------
Balanced Growth                                          11,389,300.902      $1.093398         $12,453,039
Small Cap                                                 2,709,276.044        .896739           2,429,513
Capital Appreciation                                      3,327,523.150       1.296659           4,314,663
Disciplined Stock                                         4,690,029.547       1.274542           5,977,640
Growth & Income                                           3,163,385.885       1.095299           3,464,853
Quality Bond                                              4,940,300.961       1.066053           5,266,623
Utility Fund II                                           1,492,268.116       1.265017           1,887,745
High Income Bond Fund II                                  2,819,023.591       1.029959           2,903,479
Global                                                    3,285,525.975       1.224958           4,024,631
Growth                                                      242,873.315      31.898334           7,747,254
Emerging Growth                                           1,179,122.693       1.277710           1,506,577
Dreyfus Small Cap Value                                     509,101.233       1.785929             909,219
Endeavor Value Equity                                       433,206.587       2.212928             958,655
T. Rowe Price Equity Income                               1,698,141.528       2.065623           3,507,720
T. Rowe Price Growth Stock                                1,358,408.215       2.593121           3,522,517
                                                                                           -----------------
                                                                                               $60,874,128
                                                                                           =================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                    Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)

At December 31, 1998, contract owners' equity was comprised of:

                                                                 Balanced                      Capital
                                                                  Growth      Small Cap     Appreciation
                                                    Total       Subaccount    Subaccount     Subaccount
                                                 ------------- ------------- ------------- --------------
  Unit transactions, accumulated net
     investment income and realized capital
     gains                                        $57,223,722   $12,064,200   $2,631,601     $3,776,753
  Adjustment for appreciation (depreciation)
     to market value                                3,650,406       388,839     (202,088)       537,910
                                                 ------------- ------------- ------------- --------------
  Total contract owners' equity                   $60,874,128   $12,453,039   $2,429,513     $4,314,663
                                                 ============= ============= ============= ==============

                                                 Disciplined     Growth &      Quality         Utility
                                                    Stock         Income         Bond          Fund II
                                                  Subaccount    Subaccount    Subaccount     Subaccount
                                                 ------------- ------------- ------------- --------------
  Unit transactions, accumulated net
     investment income and realized capital
     gains                                        $5,384,116    $3,337,825    $5,406,309     $1,770,404
  Adjustment for appreciation (depreciation)
     to market value                                 593,524       127,028      (139,686)       117,341
                                                 ------------- ------------- ------------- --------------
  Total contract owners' equity                   $5,977,640    $3,464,853    $5,266,623     $1,887,745
                                                 ============= ============= ============= ==============

                                                  High Income
                                                      Bond                                      Emerging
                                                    Fund II         Global        Growth         Growth
                                                   Subaccount     Subaccount    Subaccount     Subaccount
                                                 --------------- ------------- -------------- -------------
  Unit transactions, accumulated net
     investment income and realized capital
     gains                                        $2,917,695     $3,814,052    $6,195,455     $1,297,850
  Adjustment for appreciation (depreciation)
     to market value                                  (14,216)       210,579     1,551,799        208,727
                                                 --------------- ------------- -------------- -------------
  Total contract owners' equity                    $2,903,479     $4,024,631    $7,747,254     $1,506,577
                                                 =============== ============= ============== =============

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                    Notes to Financial Statements (continued)


3. Contract Owners' Equity (continued)

                                                    Dreyfus        Endeavor        T. Rowe     T. Rowe Price
                                                   Small Cap        Value       Price Equity       Growth
                                                     Value          Equity         Income          Stock
                                                   Subaccount     Subaccount     Subaccount      Subaccount
                                                 -------------------------------------------------------------
  Unit transactions, accumulated net
     investment income and realized capital         $999,948       $962,308     $3,466,820       $3,198,386
     gains
  Adjustment for appreciation (depreciation)
     to market value                                 (90,729)        (3,653)        40,900          324,131
                                                 -------------------------------------------------------------
  Total contract owners' equity                     $909,219       $958,655     $3,507,720       $3,522,517
                                                 =============================================================

A summary of changes in contract owners' account units follows:

                                     Balanced        Small         Capital       Disciplined     Growth &
                                      Growth          Cap        Appreciation       Stock         Income
                                    Subaccount     Subaccount     Subaccount     Subaccount     Subaccount
                                   --------------------------------------------------------------------------
  Units outstanding at
     September 30, 1997                      -             -              -              -              -
     Units purchased                 3,438,739       383,032        595,851        245,153        197,428
     Units redeemed and
       transferred                      30,955        14,289          9,651          1,907          4,072
                                   --------------------------------------------------------------------------
  Units outstanding at
     December 31, 1997               3,469,694       397,321        605,502        247,060        201,500
     Units purchased                 8,384,682     2,390,495      2,654,205      4,432,868      2,956,559
     Units redeemed and
       transferred                    (465,075)      (78,540)        67,816         10,102          5,327
                                   --------------------------------------------------------------------------
  Units outstanding at
     December 31, 1998              11,389,301     2,709,276      3,327,523      4,690,030      3,163,386
                                   ==========================================================================

                                     Quality      Utility      High Income
                                       Bond       Fund II      Bond Fund II      Global         Growth
                                    Subaccount   Subaccount     Subaccount     Subaccount     Subaccount
                                   --------------------------------------------------------------------------
  Units outstanding at
     September 30, 1997                     -             -               -              -              -
     Units purchased                  368,060        65,726         172,718        685,142         12,308
     Units redeemed and
       transferred                      9,627          (896)          5,337         19,128            (31)
                                   --------------------------------------------------------------------------
  Units outstanding at
     December 31, 1997                377,687        64,830         178,055        704,270         12,277
     Units purchased                4,312,150     1,379,655       2,608,850      2,371,648        216,033
     Units redeemed and
       transferred                    250,464        47,783          32,119        209,608         14,563
                                   --------------------------------------------------------------------------
  Units outstanding at
     December 31, 1998              4,940,301     1,492,268       2,819,024      3,285,526        242,873
                                   ==========================================================================

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                    Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)

                                                     Dreyfus         Endeavor        T. Rowe        T. Rowe
                                     Emerging       Small Cap         Value       Price Equity   Price Growth
                                      Growth          Value           Equity         Income          Stock
                                    Subaccount      Subaccount      Subaccount     Subaccount     Subaccount
                                   -------------- --------------- --------------- -------------- --------------
  Units outstanding at
     September 30, 1997                     -               -              -               -              -
     Units purchased                  125,702          88,064         43,737         148,169         93,998
     Units redeemed and
       transferred                        408           1,804            712           8,782          4,883
                                   -------------- --------------- --------------- -------------- --------------
  Units outstanding at
     December 31, 1997                126,110          89,868         44,449         156,951         98,881
     Units purchased                1,075,045         441,102        396,010       1,600,641      1,202,211
     Units redeemed and
       transferred                    (22,032)        (21,869)        (7,252)        (59,450)        57,316
                                   -------------- --------------- --------------- -------------- --------------
  Units outstanding at
     December 31, 1998              1,179,123         509,101        433,207       1,698,142      1,358,408
                                   ============== =============== =============== ============== ==============


4. Administrative, Mortality and Expense Risk Charge

PFL Life deducts a daily charge equal to an annual rate of 1.25% of the value of the contract owners' account as a charge for assuming certain mortality and expense risks. PFL Life also deducts a daily charge equal to an annual rate of 0.15% of the contract owners' account for administrative expenses.


5. Taxes

Operations of the Mutual Fund Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Mutual Fund Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                    Notes to Financial Statements (continued)



6. Year 2000 (Unaudited)

The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

PFL Life has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects PFL Life's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom PFL Life has critical relationships.

The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. PFL Life has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. PFL Life continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

PFL Life's Year 2000 issues are more complex because a number of its systems interface with other systems not under PFL Life's control. PFL Life's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. PFL Life utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for PFL Life's investment holdings and transactions. These services are critical to a financial services company such as PFL Life as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. PFL Life has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. PFL Life anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). PFL Life has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

                      PFL Life Variable Annuity Account A -
                    Atlas Portfolio Builder Variable Annuity

                    Notes to Financial Statements (continued)



6. Year 2000 (Unaudited) (continued)

PFL Life does have some exposure to date sensitive embedded technology such as micro-controllers, but PFL Life views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, PFL Life is a life insurance, and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, PFL Life has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond. This undertaking has been substantially completed for all operations.

For PFL Life, a reasonably likely worst case scenario might include one or more of PFL Life's significant policyholder systems being non-compliant. Such an event could result in a material disruption of PFL Life's operations. Specifically, a number of PFL Life's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on PFL Life's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, PFL Life is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce PFL Life's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, PFL Life's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, PFL Life does not believe that the problems will have a material adverse affect on PFL Life's operations or financial condition.

PART C    OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

          All required financial statements are included in Part B of this Registration Statement. Note 4.

     (b)  Exhibits:

          (1) (a) Resolution of the Board of Directors of PFL Life Insurance Company authorizing establishment of the Mutual Fund Account. Note 1.

          (2)       Not Applicable.

          (3) (a) Form of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on the behalf of the Mutual Fund Account, and AEGON USA Securities, Inc.
                    Note 1.

            (a)(1) Form of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on behalf of the Mutual Fund Account and AFSG Securities Corporation. Note. 4.

          (3)(a)(2) Termination of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and or the behalf of the Mutual Fund Account, and AEGON USA Securities, Inc. Note 5.

               (b) Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer.
                    Note 4.

          (4) Form of Policy for the Atlas Portfolio Builder Variable Annuity. Note 3.

          (5) Form of Application for the Atlas Portfolio Builder Variable Annuity. Note 3.

          (6)  (a)  Articles of Incorporation of PFL Life
                    Insurance Company.  Note 1.

               (b)  ByLaws of PFL Life Insurance Company.  Note 1.

          (7)       Not Applicable.

          (8) (a) Participation Agreement by and between PFL Life Insurance Company and Atlas Insurance Trust. Note 4.

          (8)  (b)  Participation Agreement by and between PFL
                    Life Insurance Company and Dreyfus Variable
                    Investment Fund.  Note 1.

          (8)  (c) (1) Participation Agreement by and between PFL
                       Life Insurance Company and the Endeavor
                       Series Trust.
                       Note 2.

               (c) (2) Amended Schedule A to Participation Agreement.
                       Note 3.

          (8)  (d)     Participation Agreement by and between PFL
                       Life Insurance Company and Federated
                       Insurance Series.
                       Note 3.

          (8)  (e) (1) Participation Agreement by and between PFL
                       Life Insurance Company and WRL Series Funds,
                       Inc., and addendums thereof.
                       Note 4.

               (e) (2) Amended Schedule A to Participation Agreement.
                       Note 3.

          (9)       Opinion and Consent of Counsel.  Note 3.

          (10) (a)  Consent of Independent Auditors.  Note 5.

               (b)  Opinion and Consent of Actuary.  Note 4.

          (11)      Not applicable.

          (12)      Not applicable.

          (13)      Performance Data Calculations.  Note 5.

          (14)      Powers of Attorney. Note 1. (Patrick S. Baird, Craig D.
                    Vermie, William L. Busler, Douglas C. Kolsrud, Robert J.
                    Kontz, Brenda K. Clancy.) Note 5. Larry N. Norman


          ------------------------

          Note 1. Filed with initial Registration Statement on Form N-4 (File No. 333-26209) on April 30, 1997.


          Note 2. Incorporated by reference to the Endeavor Series Trust Post-Effective Amendment #14, Exhibit No. 6, (File No. 33-27352), filed on April 29, 1996.


          Note 3. Filed with Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-26209) on July 28, 1997.

          Note 4. Filed with Post-Effective Amendment No. 1 on Form N-4 (File No. 333-26209) on April 29, 1998.

          Note 5.   Filed herewith.

Item 25.               Directors and Officers of the Depositor

                                         Principal Positions
Name and                                 and Offices with
Business Address                         Depositor
----------------                         ---------

William L. Busler                        Director, Chairman of the Board and
4333 Edgewood Road N.E.                  President
Cedar Rapids, Iowa
52499-0001

Patrick S. Baird                         Director, Senior Vice President and
4333 Edgewood Road N.E.                  Chief Operating Officer
Cedar Rapids, Iowa
52499-0001

Craig D. Vermie                          Director, Vice President, Secretary
4333 Edgewood Road N.E.                  and General Counsel
Cedar Rapids, Iowa
52499-0001

Douglas C. Kolsrud                       Director, Senior Vice President Chief
4333 Edgewood Road N.E.                  Investment Officer and Corporate
Cedar Rapids, Iowa                       Actuary
52499-0001

Larry N. Norman                          Director and Executive Vice
4333 Edgewood Road N.E.                  President
Cedar Rapids, Iowa
52499-0001

Robert J. Kontz                          Vice President and Corporate
4333 Edgewood Road N.E.                  Controller
Cedar Rapids, Iowa
52499-0001

Brenda K. Clancy                         Vice President, Treasurer and
4333 Edgewood Road N.E.                  Chief Financial Officer
Cedar Rapids, Iowa
52499-0001



Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                                         Jurisdication of                  Percent of Voting
Name                                       Incorporation                   Securities Owned                      Business
-------------------------------   -------------------------------   -------------------------------   ---------------------------

AEGON N.V.                        Netherlands                       53.63% of Vereniging              Holding company
                                  Corporation                       AEGON Netherlands
                                                                    Membership Association

Groninger Financieringen B.V.     Netherlands                       100% of AEGON N.V.                Holding company
                                  Corporation                       Netherlands Corporation

AEGON Netherland N.V.             Netherlands                       100% of AEGON N.V.                Holding company
                                  Corporation                       Netherlands Corporation

AEGON Nevak Holding B.V.          Netherlands                       100% of AEGON N.V.                Holding company
                                  Corporation                       Netherlands Corporation

AEGON International N.V.          Netherlands                       100% of AEGON N.V.                Holding company
                                  Corporation                       Netherlands Corporation

Voting Trust                      Delaware                                                            Voting Trust
Trustees:
K.J. Storm
Donald J. Shepard
H.B. Van Wijk
Dennis Hersch

AEGON U.S. Holding                Delaware                          100% of Voting Trust              Holding company
Corporation

Short Hills Management            New Jersey                        100% of AEGON U.S.                Holding company
Company                                                             Holding Corporation

CORPA Reinsurance                 New York                          100% of AEGON U.S.                Holding company
Company                                                             Holding Corporation

AEGON Management                  Indiana                           100% of AEGON U.S.                Holding company
Company                                                             Holding Corporation

RCC North America Inc.            Delaware                          100% of AEGON U.S.                Holding company
                                                                    Holding Corporation

AEGON USA, Inc.                   Iowa                              100% AEGON U.S.                   Holding company
                                                                    Holding Corporation

AUSA Holding Company              Maryland                          100% AEGON USA, Inc.              Holding company

Monumental General Insurance      Maryland                          100% AUSA Holding Co.             Holding company
Group, Inc.


Trip Mate Insurance Agency,       Kansas                            100% Monumental General           Sale/admin. of travel
Inc.                                                                Insurance Group, Inc.             insurance

Monumental General                Maryland                          100% Monumental General           Provides management srvcs.
Administrators, Inc.                                                Insurance Group, Inc.             to unaffiliated third party
                                                                                                      administrator

Executive Management and          Maryland                          100% Monumental General           Provides actuarial consulting
Consultant Services, Inc.                                           Administrators, Inc.              services

Monumental General Mass           Maryland                          100% Monumental General           Marketing arm for sale of
Marketing, Inc.                                                     Insurance Group, Inc.             mass marketed insurance
                                                                                                      coverages

Diversified Investment            Delaware                          100% AUSA Holding Co.             Registered investment advisor
Advisors, Inc.

Diversified Investors             Delaware                          100% Diversified Investment       Broker-Dealer
Securities Corp.                                                    Advsiors, Inc.

AEGON USA Securities, Inc.        Iowa                              100% AUSA Holding Co.             Broker-Dealer

Supplemental Ins. Division,       Tennessee                         100% AUSA Holding Co.             Insurance
Inc.

Creditor Resources, Inc.          Michigan                          100% AUSA Holding Co.             Credit insurance

CRC Creditor Resources            Canada                            100% Creditor Resources, Inc.     Insurance agency
Canadian Dealer Network Inc.

AEGON USA Investment              Iowa                              100% AUSA Holding Co.             Investment advisor
Management, Inc.

AEGON USA Realty                  Iowa                              100% AUSA Holding Co.             Provides real estate
Advisors, Inc.                                                                                        administrative and real
                                                                                                      estate investment services

Quantra Corporation               Delaware                          100% AEGON USA Realty             Real estate and financial
                                                                    Advisors, Inc.                    software production and sales

Quantra Software Corporation      Delaware                          100% Quantra Corporation          Manufacture and sell
                                                                                                      mortgage loan and security
                                                                                                      management software

Landauer Realty Advisors, Inc.    Iowa                              100% AEGON USA Realty             Real estate counseling
                                                                    Advisors, Inc.

Landauer Associates, Inc.         Delaware                          100% AEGON USA Realty             Real estate counseling
                                                                    Advisors, Inc.

Realty Information Systems,       Iowa                              100% AEGON USA Realty             Information Systems for
Inc.                                                                Advisors, Inc.                    real estate investment
                                                                                                      management

AEGON USA Realty                  Iowa                              100% AEGON USA                    Real estate management
Management, Inc                                                     Realty Advisors, Inc.

USP Real Estate Investment        Iowa                              21.89% First AUSA Life Ins. Co.   Real estate investment trust
Trust                                                               13.11% PFL Life Ins. Co.
                                                                    4.86% Bankers United Life
                                                                    Assurance Co.

RCC Properties Limited            Iowa                              AEGON USA Realty Advisors,        Limited Partnership
Partnership                                                         Inc. is General Partner and 5%
                                                                    owner.

AUSA Financial Markets, Inc.      Iowa                              100% AUSA Holding Co.             Marketing

Endeavor Investment Advisors      California                        49.9% AUSA Financial              General Partnership
                                                                    Markets, Inc.

Universal Benefits Corporation    Iowa                              100% AUSA Holding Co.             Third party administrator

Investors Warranty of             Iowa                              100% AUSA Holding Co.             Provider of automobile
America, Inc.                                                                                         extended maintenance
                                                                                                      contracts

Massachusetts Fidelity Trust      Iowa                              100% AUSA Holding Co.             Trust company
Co.

Money Services, Inc.              Delaware                          100% AUSA Holding Co.             Provides financial counseling
                                                                                                      for employees and agents of
                                                                                                      affiliated companies

Zahorik Company, Inc.             California                        100% AUSA Holding Co.             Broker-Dealer

ZCI, Inc.                         Alabama                           100% Zahorik Company, Inc.        Insurance agency

AEGON Asset Management            Delaware                          100% AUSA Holding Co.             Registered investment advisor
Services, Inc.

Intersecurities, Inc.             Delaware                          100% AUSA Holding Co.             Broker-Dealer

ISI Insurance Agency, Inc.        California                        100% Intersecurities, Inc.        Insurance agency

ISI Insurance Agency              Ohio                              100% ISI Insurance Agency, Inc.   Insurance agency
of Ohio, Inc.

ISI Insurance Agency              Texas                             100% ISI Insurance Agency, Inc.   Insurance agency
of Texas, Inc.

ISI Insurance Agency              Massachusetts                     100% ISI Insurance Agency Inc.    Insurance Agency
of Massachusetts, Inc.

Associated Mariner Financial      Michigan                          100% Intersecurities, Inc.        Holding co./management
Group, Inc.                                                                                           services

Mariner Financial Services,       Michigan                          100% Associated Mariner           Broker/Dealer
Inc.                                                                Financial Group, Inc.

Mariner Planning Corporation      Michigan                          100% Mariner Financial            Financial planning
                                                                    Services, Inc.

Associated Mariner Agency, Inc.   Michigan                          100% Associated Mariner           Insurance agency
                                                                    Financial Group, Inc.

Associated Mariner Agency         Hawaii                            100% Associated Mariner           Insurance agency
of Hawaii, Inc.                                                     Agency, Inc.

Associated Mariner Ins. Agency    Massachusetts                     100% Associated Mariner           Insurance agency
of Massachusetts, Inc.                                              Agency, Inc.

Associated Mariner Agency         Ohio                              100% Associated Mariner           Insurance agency
Ohio, Inc.                                                          Agency, Inc.

Associated Mariner Agency         Texas                             100% Associated Mariner           Insurance agency
Texas, Inc.                                                         Agency, Inc.

Associated Mariner Agency         New Mexico                        100% Associated Mariner           Insurance agency
New Mexico, Inc.                                                    Agency, Inc.

Mariner Mortgage Corp.            Michigan                          100% Associated Mariner           Mortgage origination
                                                                    Financial Group, Inc.

Idex Investor Services, Inc.      Florida                           100% AUSA Holding Co.             Shareholder services

Idex Management, Inc.             Delaware                          50% AUSA Holding Co.              Investment advisor
                                                                    50% Janus Capital Corp.

IDEX II Series Fund               Massachusetts                     Various                           Mutual fund

First AUSA Life Insurance         Maryland                          100% AEGON USA, Inc.              Insurance holding company
Company

AUSA Life Insurance               New York                          100% First AUSA Life              Insurance
Company, Inc.                                                       Insurance Company

Life Investors Insurance          Iowa                              100% First AUSA Life Ins. Co.     Insurance
Company of America

AEGON Assignment                  Illinois                          100% AEGON Financial              Administrator or
Corporation                                                         Services Group, Inc.              Structured settlements

Bankers United Life               Iowa                              100% Life Investors Ins.          Insurance
Assurance Company                                                   Company of America

Life Investors Agency             Iowa                              100% Life Investors Ins.          Marketing
Group, Inc.                                                         Company of America

PFL Life Insurance Company        Iowa                              100% First AUSA Life Ins. Co.     Insurance

AEGON Financial Services          Minnesota                         100% PFL Life Insurance Co.       Marketing
Group, Inc.

AEGON Assignment Corporation      Kentucky                          100% AEGON Financial              Administrator of structured
of Kentucky                                                         Services Group, Inc.              settlements

Life Investors Alliance, LLC      Delaware                          100% WICA                         Purchase, own, and hold the
                                                                                                      equity interest of other
                                                                                                      entities

Southwest Equity Life Ins. Co.    Arizona                           100% of Common Voting Stock       Insurance
                                                                    First AUSA Life Ins. Co.

Iowa Fidelity Life Insurance      Arizona                           100% of Common Voting Stock       Insurance
Co.                                                                 First AUSA Life Ins. Co.

Western Reserve Life Assurance    Ohio                              100% First AUSA Life Ins. Co.     Insurance
Co. of Ohio

WRL Series Fund, Inc.             Maryland                          Various                           Mutual fund

WRL Investment Services, Inc.     Florida                           100% Western Reserve Life         Provides administration for
                                                                    Assurance Co. of Ohio             affiliated mutual fund

WRL Investment                    Florida                           100% Western Reserve Life         Registered investment advisor
Management, Inc.                                                    Assurance Co. of Ohio

AEGON Equity Group. Inc.          Florida                           100% Western Reserve Life         Insurance Agency
                                                                    Assurance Co. of Ohio

Monumental Life Insurance Co.     Maryland                          100% First AUSA Life Ins. Co.     Insurance

AEGON Special Markets             Maryland                          100% Monumental Life Ins. Co.     Marketing
Group, Inc.

Monumental General Casualty Co.   Maryland                          100% First AUSA Life Ins. Co.     Insurance

United Financial Services, Inc.   Maryland                          100% First AUSA Life Ins. Co.     General agency

Bankers Financial Life Ins. Co.   Arizona                           100% First AUSA Life Ins. Co.     Insurance

The Whitestone Corporation        Maryland                          100% First AUSA Life Ins. Co.     Insurance agency

Cadet Holding Corp.               Iowa                              100% First AUSA Life              Holding company
                                                                    Insurance Company

Commonwealth General              Delaware                          100% AEGON USA                    Holding company
Corporation ("CGC")

PB Series Trust                   Massachusetts                     N/A                               Mutual fund

Monumental Agency Group, Inc.     Kentucky                          100%  CGC                         Provider of srvcs. to ins.
                                                                                                      cos.

Benefit Plans, Inc.               Delaware                          100% CGC                          TPA for Peoples Security Life
                                                                                                      Insurance Company
Durco Agency, Inc.                Virginia                          100% Benefit Plans, Inc.          General agent

Commonwealth General.             Kentucky                          100% CGC                          Administrator of structured
Assignment Corporation                                                                                settlements

AFSG  Securities Corporation      Pennsylvania                      100% CGC                          Broker-Dealer

PB Investment Advisors, Inc.      Delaware                          100% CGC                          Registered investment advisor

Diversified Financial Products    Delaware                          100% CGC                          Provider of investment,
Inc.                                                                                                  marketing and admin.
                                                                                                      services to ins. cos.

AEGON USA Real Estate             Delaware                          100% Diversified Financial        Real estate and mortgage
Services, Inc.                                                      Products Inc.,                    holding company

Capital Real Estate               Delaware                          100% CGC                          Furniture and equiment lessor
Development Corporation

Capital General Development       Delaware                          100% CGC                          Holding company
Corporation

Ammest Realty Corporation         Texas                             100% Peoples Security Life        Special purpose subsidiary
                                                                    Insurance Company

JMH Operating Company, Inc.       Mississippi                       100% Peoples Security Life        Real estate holdings
                                                                    Insurance Company

Independence Automobile           Florida                           100% Capital Security             Automobile Club
Association, Inc.                                                   Life Insurance Company

Independence Automobile           Georgia                           100% Capital Security             Automobile Club
Club, Inc.                                                          Life Insurance Company

Capital 200 Block Corporation     Delaware                          100% CGC                          Real estate holdings

Capital Broadway Corporation      Kentucky                          100% CGC                          Real estate holdings

Southlife, Inc.                   Tennessee                         100% CGC                          Investment subsidiary

Ampac Insurance Agency, Inc.      Pennsylvania                      100% CGC                          Provider of management
(EIN 23-1720755)                                                                                      support services

National Home Life Corporation    Pennsylvania                      100% Ampac Insurance              Special-purpose subsidiary
                                                                    Agency, Inc.

Compass Rose Development          Pennsylvania                      100% Ampac Insurance              Special-purpose subsidiary
Corporation                                                         Agency, Inc.

Frazer Association Consultants,   Illinois                          100% Ampac Insurance              TPA license-holder
Inc.                                                                Agency, Inc.

Valley Forge Associates, Inc.     Pennsylvania                      100% Ampac Insurance              Furniture & equipment lessor
                                                                    Agency, Inc.

Veterans Benefits Plans, Inc.     Pennsylvania                      100% Ampac Insurance              Administator of group
                                                                    Agency, Inc.                      insurance programs

Veterans Insurance Services,      Delaware                          100% Ampac Insurance              Special-purpose subsidiary
 Inc.                                                               Agency, Inc.

Financial Planning Services,      Dist. Columbia                    100% Ampac Insurance              Special-purpose subsidiary
 Inc.                                                               Agency, Inc.

Academy Insurance Group, Inc.     Delaware                          100% CGC                          Holding company

Academy Life Insurance Co.        Missouri                          100% Academy Insurance            Insurance company
                                                                    Group, Inc.

Pension Life Insurance            New Jersey                        100% Academy Insurance            Insurance company
Company of America                                                  Group, Inc.

Academy Services, Inc.            Delaware                          100% Academy Insurance            Special-purpose subsidiary
                                                                    Group, Inc.

Ammest Development Corp. Inc.     Kansas                            100% Academy Insurance            Special-purpose subsidiary
                                                                    Group, Inc.

Ammest Insurance Agency, Inc.     California                        100% Academy Insurance            General agent
                                                                    Group, Inc.

Ammest Massachusetts              Massachusetts                     100% Academy Insurance            Special-purpose subsidiary
Insurance Agency, Inc.                                              Group, Inc.

Ammest Realty, Inc.               Pennsylvania                      100% Academy Insurance            Special-purpose subsidiary
                                                                    Group, Inc.

Ampac,  Inc.                      Texas                             100% Academy Insurance            Managing general agent
                                                                    Group, Inc.

Ampac Insurance Agency, Inc.      Pennsylvania                      100% Academy Insurance            Special-purpose subsidiary
(EIN 23-2364438)                                                    Group, Inc.

Data/Mark Services, Inc.          Delaware                          100% Academy Insurance            Provider of mgmt. services
                                                                    Group, Inc.

Force Financial Group, Inc.       Delaware                          100% Academy Insurance            Special-purpose subsidiary
                                                                    Group, Inc.

Force Financial Services, Inc.    Massachusetts                     100% Force Fin. Group, Inc.       Special-purpose subsidiary

Military Associates, Inc.         Pennsylvania                      100% Academy Insurance            Special-purpose subsidiary
                                                                    Group, Inc.

NCOA Motor Club, Inc.             Georgia                           100% Academy Insurance            Automobile club
                                                                    Group, Inc.

NCOAA Management Company          Texas                             100% Academy Insurance            Special-purpose subsidiary
                                                                    Group, Inc.

Unicom Administrative             Pennsylvania                      100% Academy Insurance            Provider of admin. services
Services, Inc.                                                      Group, Inc.

Unicom Administrative             Germany                           100%Unicom Administrative         Provider of admin. servcies
Services, GmbH                                                      Services, Inc.

Capital Liberty, L.P.             Delaware                          79.2% Commonwealth Life           Holding Company
                                                                    Insurance Company
                                                                    19.8% Peoples Security Life
                                                                    Insurance Company
                                                                    1% CGC

Commonwealth General LLC          Turks &                           100% CGC                          Special-purpose subsidiary
                                  Caicos Islands

Peoples Benefit Life              Missouri                          3.7% CGC                          Insurance company
Insurance Company                                                   20% Capital Liberty, L.P.
                                                                    76.3% Monumental Life Ins Co.

Veterans Life Insurance Co.       Illinois                          100% Providian Life and           Insurance company
                                                                    Health Insurance Company

Peoples Benefit Services, Inc.    Pennsylvania                      100% Veterans Life Ins. Co.       Special-purpose subsidiary

Item 27.  Number of Contract Owners.

          As of December 31, 1998, there were 2,268 Owners of the Policies.

Item 28.  Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive
                                --------
indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

             AFSG Securities Corporation
             4333 Edgewood Road N.E.
             Cedar Rapids, IA 52499-0001

             The directors and officers of
             AFSG Securities Corporation
             are as follows:


Larry N. Norman                        Sarah J. Strange
Director and President                 Director and Vice President

Frank A. Camp                          Darin Smith
Director and Secretary                 Assistant Vice President and Assistant
                                       Secretary

Lisa Wachendorf                        Linda Gilmer
Vice President and Chief               Treasurer/Controller
Compliance Officer

Debra C. Cubero                        Robert Warner
Vice President                         Assistant Compliance Officer

Priscilla Hechler                      Emily Bates
Assistant Vice President and           Assistant Treasurer
Assistant Secretary

Thomas Pierpar                         Clifton Flenniken
Assistant Vice President and           Assistant Treasurer
Assistant Secretary

Anne Spaes
Vice President

--------------------

The principal business address of each person listed is ASFG Securities Corporation, 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001.

Commissions and Other Compensation Received by Principal Underwriter.
--------------------------------------------------------------------

AFSG Securities Corporation, the broker/dealer, received $2,463,152.13 from the Registrant from May 1, 1998 through December 31, 1998, for its services in distributing the Policies. AEGON USA Securities, Inc., its predecessor, received $1,455,253.91 from the Registrant from January 1, 1998 through April 30, 1998, for its services in distributing the Policies. No other commission or compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year.

AFSG Securities Corporation serves as the principal underwriter for the PFL Endeavor VA Separate Account, the PFL Retirement Builder Variable Annuity Account, the PFL Life Variable Annuity Account A, the PFL Wright Variable Annuity Account and the AUSA Endeavor Variable Annuity Account. These accounts are separate accounts of PFL Life Insurance Company or AUSA Life Insurance Company, Inc. AFSG Securities Corporation also serves as principal underwriter for Separate Account I, Separate Account II, Separate Account IV and Separate Account V of Peoples Benefit Life Insurance Company, and for Separate Account B and Separate Account C of AUSA Life Insurance Company, Inc.

Item 30.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by PFL Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.  Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.  Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or
     (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to PFL at the address or phone number listed in the Prospectus.

(d) PFL Life Insurance Company hereby represents that the fees and changes deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by PFL Life Insurance Company.

Section 403(b) Representations
------------------------------

PFL represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 27th day of April, 1999.

                                       PFL LIFE VARIABLE
                                       ANNUITY ACCOUNT A

                                       PFL LIFE INSURANCE COMPANY
                                       Depositor

                                       /s/  William L. Busler
                                       --------------------------------
                                       William L. Busler
                                       President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.


Signatures                                           Title                      Date
----------                                           -----                      ----
/s/  Patrick S. Baird                                Director                   April 27, 1999
----------------------------------------
Patrick S. Baird

/s/  Craig D. Vermie                                 Director                   April 27, 1999
----------------------------------------
Craig D. Vermie

/s/  William L. Busler                               Director                   April 27, 1999
----------------------------------------             (Principal Executive
William L. Busler                                    Officer)

/s/  Larry N. Norman                                 Director                   April 27, 1999
----------------------------------------
Larry N. Norman

/s/  Douglas C. Kolsrud                              Director                   April 27, 1999
----------------------------------------
Douglas C. Kolsrud

/s/  Robert J. Kontz                                 Vice President and         April 27, 1999
----------------------------------------             Corporate Controller
Robert J. Kontz

/s/  Brenda K. Clancy                                Treasurer                  April 27, 1999
----------------------------------------
Brenda K. Clancy

                                                              Registration No.
                                                                     333 - 26209



                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------

                                    EXHIBITS

                                       TO

                                    FORM N-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                      PFL LIFE VARIABLE ANNUITY ACCOUNT A

                                ---------------

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description of Exhibit                                 Page No.*
-----------    ----------------------                                 ---------

(3)(a)(2) Termination of Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on behalf of the Mutual Fund Account, and AEGON USA Securities, Inc.

(10)(a)        Consent of Independent Auditors.

(13)           Performance Data Calculations

(14)           Power of Attorney




--------
* Page numbers included only in manually executed original.